UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7482

Nuveen Pennsylvania Premium Income Municipal Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: April 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
April 30, 2011

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ

Nuveen New Jersey Municipal Value Fund
NJV

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY

Nuveen Pennsylvania Municipal Value Fund
NPN

April

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp – the parent of FAF Advisors – received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment management responsibilities for the non-money market mutual funds of the First American Funds family. The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Table of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager’s Comments	5
Common Share Dividend and Share Price Information	15
Performance Overviews	17
Shareholder Meeting Report	27
Report of Independent Registered Public Accounting Firm	31
Portfolios of Investments	32
Statement of Assets and Liabilities	90
Statement of Operations	92
Statement of Changes in Net Assets	94
Statement of Cash Flows	98
Financial Highlights	101
Notes to Financial Statements	114
Board Members and Officers	129
Annual Investment Management Agreement Approval Process	134
Board Approval of Sub-Advisory Arrangements	141
Reinvest Automatically, Easily and Conveniently	142
Glossary of Terms Used in this Report	144
Other Useful Information	147

Chairman’s
Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As of the end of June 2011, Nuveen Investments had completed the refinancing of all of the Auction Rate Preferred Securities issued by its taxable closed-end funds and 91% of the MuniPreferred shares issued by its tax-exempt closed-end funds. Please consult the Nuveen Investments web site, www.Nuveen.com, for the current status of this important refinancing program.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
June 21, 2011

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ)
Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ)
Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ)
Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Investment Quality Municipal Fund (NQP)
Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY)
Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM)
Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY)
Nuveen Pennsylvania Municipal Value Fund (NPN)

Portfolio manager Paul Brennan reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New Jersey and Pennsylvania Funds. Paul, with 20 years of investment experience, including 14 years with Nuveen, assumed portfolio management responsibility for these ten Funds in January 2011 from Cathryn Steeves, who managed NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY from 2006 to December 2010 and NJV and NPN from their inceptions in 2009 to December 2010.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended April 30, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting, the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC C, and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Investments	5

quarter of positive growth. The employment picture was somewhat improved, with the national jobless rate registering 9.0% in April 2011, down from 9.8% a year earlier. Inflation posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.2% year-over-year as of April 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.3% over this period. The housing market continued to be a major weak spot in the economy. For the twelve months ended March 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.6%, with 12 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006. As of April 2011, sales of new and existing homes fell 23.1% and 12.9%, respectively, from April 2010 levels.

The municipal bond market was affected by a significant decline in new tax-exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired December 31, 2010. Between the beginning of this reporting period on May 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $83.9 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, as yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields, and rising valuations.

Over the twelve months ended April 30, 2011, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $364.3 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. For the first four months of 2011, municipal issuance nationwide was down 49% from the first four months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

6	Nuveen Investments

How were economic and market conditions in New Jersey and Pennsylvania?

The economic recovery in New Jersey has progressed more slowly than in some other states, as a rebound in unemployment, large inventories of foreclosed properties and state budget problems continued to weigh down the state economy. New Jersey continued to benefit from a highly diverse base of professional, business, and financial services; education and health services, including pharmaceuticals; retail trade; and industry. In April 2011, New Jersey’s jobless rate was 9.3%, down from 9.6% in April 2010 but up from 9.1% at the end of 2010. The high levels of property foreclosures in New Jersey remained a downside risk to the state’s progress toward economic recuperation, and housing prices were not expected to begin recovering until 2012. Current estimates forecast a gap of approximately $11 billion in the fiscal 2012 state budget, equal to 37.4% of the fiscal 2011 budget. New Jersey must also find a way to address a $54 billion shortfall in the state’s pension funds. As of April 2011, New Jersey general obligation debt was rated Aa3 by Moody’s; the credit rating agency revised its outlook for New Jersey from stable to negative in September 2010. In February 2011, S&P lowered its rating for the state to AA- from AA, citing New Jersey’s debt levels and unfunded liabilities. S&P maintained its stable outlook. For the twelve months ended April 30, 2011, municipal issuance in New Jersey totaled $13.5 billion, an increase of 26% from the previous twelve months.

Pennsylvania’s progress in moving from recession to recovery has again accelerated, aided mainly by growth in health and education services. This sector represents the largest segment of the Pennsylvania economy, at 20% of employment compared with the national average of just under 15%. As of April 2011, the unemployment rate in Pennsylvania was 7.5%, the lowest since March 2009, down from 8.8% in April 2010. In addition to the improving employment situation, the recovery in the Pennsylvania economy also was helped by the fact that the recession in the Pennsylvania housing market was more modest than in other states. Home prices have stabilized since 2009, due in part to a state program aimed at assisting homeowners in refinancing and avoiding foreclosure. Current projections estimate a shortfall of $4.5 billion in the fiscal 2012 state budget, equal to 16.4% of the fiscal 2011 budget. This could result in additional layoffs among state workers, among other measures. As of April 2011, Moody’s and S&P rated Pennsylvania general obligation debt at Aa1 and AA, respectively. Moody’s listed its outlook for Pennsylvania as negative, while S&P posted a stable outlook. During the twelve months ended April 30, 2011, municipal issuance in the commonwealth totaled $15.7 billion, a decrease of 23% from that of the previous twelve-month period.

Nuveen Investments	7

What key strategies were used to manage these Funds during this reporting period?

As previously mentioned, the new issue supply of tax-exempt bonds declined nationally during this period, due largely to the issuance of taxable bonds under the BAB program. The BAB program also significantly affected the availability of tax-exempt bonds in New Jersey and Pennsylvania. Between the beginning of this reporting period on May 1, 2010, and the end of the BAB program, BABs accounted for approximately 42% of municipal supply in New Jersey and 18% in Pennsylvania. Since interest payments from BABs represent taxable income, we did not view these bonds as appropriate investment opportunities for these Funds. Further compounding the supply situation was the drop-off in new municipal issuance during the first four months of 2011, when issuance in New Jersey and Pennsylvania declined 75% and 52%, respectively, from that of the same period in 2010.

In this environment of constrained tax-exempt municipal bond issuance, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. During this period, we found value in several areas of the market, including health care, higher education and transportation. In the transportation sector, we purchased toll road bonds issued for the Pennsylvania turnpike as well as for the Delaware River Turnpike-Toll Bridge, which are tax-exempt in both New Jersey and Pennsylvania.

Some of this investment activity resulted from opportunities created by the provisions of the BAB program. For example, tax-exempt supply was more plentiful in the health care and higher education sectors because, as 501(c)(3) (nonprofit) organizations, hospitals and private universities generally did not qualify for the BAB program and continued to issue bonds in the tax-exempt municipal market. In addition, bonds with proceeds earmarked for refundings, working capital, and private activities were not covered by the BAB program, and this resulted in attractive opportunities in other sectors of the market.

During this period, the Funds generally focused on purchasing longer bonds in order to take advantage of attractive yields at the longer end of the municipal yield curve. The purchase of longer bonds also provided some protection for the Funds’ duration and yield curve positioning in the event that the BAB program was extended and continued to have an impact on tax-exempt issuance, especially at the long end of the curve. The Funds also added to their positions in bonds rated BBB, as we saw heavier issuance of lower-rated bonds in the tax-exempt market during this period.

Cash for new purchases during this period was generated primarily by the proceeds from bond calls and maturing bonds, which we worked to redeploy to keep the Funds fully invested. In general, selling was minimal because of the difficulty in sourcing appropriate tax-exempt paper.

8	Nuveen Investments

As of April 30, 2011, all ten of these Funds continued to use inverse floating rate securities. We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform?

Individual results for the Nuveen New Jersey and Pennsylvania Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 4/30/11

Fund	1-Year	5-Year	10-Year
New Jersey Funds
NQJ	0.67%	4.02%	5.37%
NNJ	0.57%	4.19%	5.36%
NXJ	-0.38%	3.78%	5.45%
NUJ	0.10%	3.91%	N/A
NJV1	-2.17%	N/A	N/A

Standard & Poor’s (S&P) New Jersey Municipal Bond Index2	1.07%	4.17%	4.94%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.98%	4.18%	4.94%
Lipper Other States Municipal Debt Funds Average4	0.70%	3.75%	5.48%

Pennsylvania Funds
NQP	1.27%	4.14%	5.57%
NPY	1.75%	4.05%	5.56%
NXM	1.23%	4.12%	6.25%
NVY	1.89%	4.33%	N/A
NPN1	0.59%	N/A	N/A

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index2	2.22%	4.33%	5.03%
Standard & Poor’s (S&P) National Municipal Bond Index3	1.98%	4.18%	4.94%
Lipper Other States Municipal Debt Funds Average4	0.70%	3.75%	5.48%

For the twelve months ended April 30, 2011, the total returns on common share net asset value (NAV) for the New Jersey and Pennsylvania Funds underperformed the returns for their respective state’s Standard & Poor’s (S&P) Municipal Bond Index. NVY performed in line with the S&P National Municipal Bond Index, while the remaining Funds trailed this index. For the same period, NQP, NPY, NXM and NVY outperformed the average return for the Lipper Other States Municipal Debt Funds Average, NQJ, NNJ and NPN performed in line with this benchmark, and NXJ, NUJ and NJV lagged the Lipper average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also had an impact on the performance of NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY. (NJV and NPN do not use structural leverage.) Leverage is discussed in more detail on page ten.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1	Unlike the other eight Funds in this report, NJV and NPN do not use structural leverage.

2
The Standard & Poor’s (S&P) Municipal Bond Indexes for New Jersey and Pennsylvania are unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade New Jersey and Pennsylvania municipal bond markets, respectively. These indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 27 funds. Shareholders should note that the performance of the Lipper Other States category represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, which may make direct comparisons less meaningful. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper average is not available for direct investment.

Nuveen Investments	9

During this period, municipal bonds with intermediate maturities generally outperformed other maturity categories, with credits at the longest end of the yield curve posting the weakest returns. Among the New Jersey Funds, NQJ and NNJ were the most advantageously situated in terms of duration and yield curve positioning, with better exposure to the intermediate part of the curve and less exposure to the underper forming longer end of the curve. The same was true of NVY among the Pennsylvania Funds. NJV and NPN, on the other hand, had the longer durations typical of newer Funds that were more recently invested in long-term bonds. Their greater exposure to the underperforming longer segment of the curve detracted from their performance for this period. Overall, variations in duration and yield curve positioning among the Funds accounted for the majority of the differences in performance.

Credit exposure also played a role in performance. During the market reversal of late 2010, as redemption activity in high-yield funds increased and risk aversion mounted, lower-rated credits were negatively impacted. For the period as a whole, bonds rated BBB typically underperformed those rated AAA. As of April 30, 2011, NJV, NPN and NXJ had the heaviest weightings of bonds rated BBB and correspondingly lower weightings in AAA bonds. NNJ held the fewest BBB rated bonds, while NQP had the largest allocation of bonds rated AAA.

Holdings that generally made positive contributions to the Funds’ returns during this period included general obligation and other tax-supported bonds, housing credits and resource recovery bonds. The water and sewer and electric utilities sectors also outperformed the municipal market as a whole. All of these Funds had meaningful exposure to the tax-supported sector, which benefited their performance. The Pennsylvania Funds, particularly NQP, also had good allocations to the housing sector, especially the commonwealth’s single-family housing program. In addition, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the stronger performers during this period, primarily due to their shorter effective maturities and higher credit quality. As of April 30, 2011, NNJ had the largest exposure to pre-refunded bonds among the New Jersey Funds, while NQP had the heaviest allocation among the Pennsylvania Funds.

In contrast, the health care, transportation, and education sectors turned in relatively weaker performance. In general, the New Jersey Funds tended to have heavier weightings in health care and transportation, which detracted from their performance. Zero coupon bonds also were among the poorest performers.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their

10	Nuveen Investments

managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. This is what happened in these Funds during the period, as the use of leverage hurt their overall performance.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ REDEMPTION OF AUCTION RATE PREFERRED SHARES

Shortly after their respective inceptions, each of the Funds (except NJV and NPN) issued auction rate preferred shares (ARPS) to create structural leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely nonexistent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares or Variable MuniFund Term Preferred (VMTP) Shares, which are a floating rate form of preferred stock with a mandatory term redemption. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of three to five years.

Nuveen Investments	11

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and 2011, certain Nuveen leveraged closed-end funds (including NXJ) received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, the funds that received demand letters (including NXJ) were named in a consolidated complaint as nominal defendants in a putative shareholder derivative action captioned Martin Safier, et al. v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on February 18, 2011 (the “Complaint”). The Complaint, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Fund Advisors, Inc. as a defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaint contains the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Fund Advisors, Inc. believes that the Complaint is without merit, and is defending vigorously against these charges.

12	Nuveen Investments

As of April 30, 2011, each of the Funds have redeemed 100% of their original outstanding ARPS at par.

MTP Shares

As of April 30, 2011, the following Funds have issued and outstanding MTP Shares, at liquidation value, as shown in the accompanying table.

Fund	MTP Shares at Liquidation Value
NXJ	$44,861,000
NUJ	$35,050,000
NXM	$23,190,000
NVY	$24,550,000

During the current reporting period, the following Funds completed the issuance of new and/or additional MTP Shares as shown in the accompanying table. The net proceeds from these offerings were used to refinance the Funds’ remaining outstanding ARPS at par. The newly-issued MTP Shares trade on the New York Stock Exchange (NYSE). These MTP Shares are included in the total amount of MTP Shares outstanding in the preceding table.

Fund	MTP Shares Issued at Liquidation Value	MTP Series	Annual Interest Rate	NYSE TICKER
NXJ	$44,861,000	2014	2.30%	NXJ PrA
NUJ	$35,050,000	2015	2.00%	NUJ PrC
NXM	$23,190,000	2015	2.10%	NXM PrC
NVY	$24,550,000	2015	2.15%	NVY PrC

VRDP Shares

During the current reporting period, the following Funds completed the issuance of VRDP Shares as shown in the accompanying table. The net proceeds from these offerings were used to refinance the Funds’ remaining outstanding ARPS at par.

Fund	VRDP Shares Issued at Liquidation Value
NQJ	$144,300,000
NNJ	$88,600,000
NQP	$112,500,000
NPY	$100,000,000

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP and VRDP Shares.)

Nuveen Investments	13

At the time this report was prepared, all 84 of the Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $10.0 billion of the approximately $11.0 billion originally outstanding. For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Regulatory Matters

During May 2011, Nuveen Securities, LLC entered into a settlement with the Financial Industry Regulatory Authority (FINRA) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities, LLC neither admitted to nor denied FINRA’s allegations. Nuveen Securities, LLC is the broker-dealer subsidiary of Nuveen Investments.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities, LLC were false and misleading. Nuveen Securities, LLC agreed to a censure and the payment of a $3 million fine.

14	Nuveen Investments

Common Share Dividend
and Share Price Information

During the twelve-month reporting period ended April 30, 2011, NQJ, NNJ, NXJ, NUJ, NQP, NPY, NXM and NVY each had one monthly dividend increase. The monthly dividend of NJV remained stable throughout the reporting period, while NPN’s dividend was cut effective September 2010.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains net ordinary income distributions in December 2010 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NQJ	$0.0269	—
NNJ	$0.0117	—
NXJ	$0.0240	—
NUJ	$0.0381	—
NJV	—	$0.0246
NXM	$0.0486	—
NVY	$0.0480	—

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2011, all of the Funds in this report had positive UNII balances for both tax and financial reporting purposes.

Nuveen Investments	15

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of April 30, 2011, and since the inception of the Funds’ repurchase program, the following Funds have cumulatively repurchased and retired common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NJV, NVY and NPN have not repurchased any of their outstanding common shares.

Fund	Common Shares Repurchased and Retired	% of Outstanding Common Shares
NQJ	30,600	0.1%
NNJ	12,900	0.1%
NXJ	7,200	0.1%
NUJ	2,800	0.1%
NQP	220,600	1.4%
NPY	231,200	1.5%
NXM	10,600	0.3%

During the twelve-month reporting period, the Funds did not repurchase any of their outstanding common shares.

As of April 30, 2011 and during the twelve-month reporting period, the Funds’ common share prices were trading at (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	4/30/11 (-) Discount	Twelve-Month Average (-) Discount
NQJ	(-)7.38%	(-)4.48%
NNJ	(-)5.49%	(-)3.53%
NXJ	(-)6.91%	(-)5.10%
NUJ	(-)7.72%	(-)2.78%
NJV	(-)6.18%	(-)4.79%
NQP	(-)7.23%	(-)5.49%
NPY	(-)9.10%	(-)6.29%
NXM	(-)8.21%	(-)5.09%
NVY	(-)7.67%	(-)4.15%
NPN	(-)5.61%	(-)1.91%

16	Nuveen Investments

NQJ	Nuveen New Jersey
Performance	Investment Quality
OVERVIEW	Municipal Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.68
Common Share Net Asset Value (NAV)	$13.69
Premium/(Discount) to NAV	-7.38%
Market Yield	6.53%
Taxable-Equivalent Yield1	9.69%
Net Assets Applicable to Common Shares ($000)	$279,968

Leverage
(as a % of managed assets)
Structural Leverage	33.51%
Effective Leverage	34.99%

Average Annual Total Return
(Inception 2/21/91)
	On Share Price	On NAV
1-Year	-0.46%	0.67%
5-Year	2.95%	4.02%
10-Year	4.73%	5.37%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	25.4%
Transportation	20.5%
Health Care	13.9%
U.S. Guaranteed	11.7%
Education and Civic Organizations	10.9%
Water and Sewer	4.4%
Other	13.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0269 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments	17

NNJ	Nuveen New Jersey
Performance	Premium Income
OVERVIEW	Municipal Fund, Inc.
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.44
Common Share Net Asset Value (NAV)	$14.22
Premium/(Discount) to NAV	-5.49%
Market Yield	6.12%
Taxable-Equivalent Yield1	9.08%
Net Assets Applicable to Common Shares ($000)	$171,212

Leverage
(as a % of managed assets)
Structural Leverage	33.62%
Effective Leverage	35.03%

Average Annual Total Return
(Inception 12/17/92)
	On Share Price	On NAV
1-Year	0.41%	0.57%
5-Year	3.71%	4.19%
10-Year	5.12%	5.36%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	28.2%
Transportation	17.0%
U.S. Guaranteed	16.3%
Health Care	11.3%
Education and Civic Organizations	10.7%
Water and Sewer	4.8%
Other	11.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0117 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

18	Nuveen Investments

NXJ	Nuveen New Jersey
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.67
Common Share Net Asset Value (NAV)	$13.61
Premium/(Discount) to NAV	-6.91%
Market Yield	6.58%
Taxable-Equivalent Yield1	9.76%
Net Assets Applicable to Common Shares ($000)	$89,399

Leverage
(as a % of managed assets)
Structural Leverage	32.66%
Effective Leverage	34.92%

Average Annual Total Return
(Inception 3/27/01)
	On Share Price	On NAV
1-Year	0.11%	-0.38%
5-Year	2.18%	3.78%
10-Year	4.11%	5.45%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	22.3%
Transportation	16.4%
Water and Sewer	14.8%
Health Care	12.8%
U.S. Guaranteed	11.9%
Education and Civic Organizations	11.1%
Other	10.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0240 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments	19

NUJ	Nuveen New Jersey
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.55
Common Share Net Asset Value (NAV)	$13.60
Premium/(Discount) to NAV	-7.72%
Market Yield	6.84%
Taxable-Equivalent Yield1	10.15%
Net Assets Applicable to Common Shares ($000)	$61,503

Leverage
(as a % of managed assets)
Structural Leverage	35.79%
Effective Leverage	37.20%

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	-8.75%	0.10%
5-Year	1.89%	3.91%
Since Inception	4.26%	5.57%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	20.1%
Transportation	18.6%
Health Care	18.1%
U.S. Guaranteed	10.4%
Education and Civic Organizations	10.3%
Long-Term Care	6.0%
Consumer Staples	3.4%
Other	13.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0381 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

20	Nuveen Investments

NJV	Nuveen New Jersey
Performance	Municipal Value
OVERVIEW	Fund
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.81
Common Share Net Asset Value (NAV)	$14.72
Premium/(Discount) to NAV	-6.18%
Market Yield	5.56%
Taxable-Equivalent Yield1	8.25%
Net Assets Applicable to Common Shares ($000)	$22,981

Leverage
(as a % of managed assets)
Structural Leverage	—%
Effective Leverage	6.13%

Average Annual Total Return
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	-4.19%	-2.17%
Since Inception	0.93%	6.39%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	35.3%
Health Care	30.4%
Education and Civic Organizations	8.2%
Transportation	6.6%
Consumer Staples	5.2%
Other	14.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a net ordinary income distribution in December 2010 of $0.0246 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments	21

NQP	Nuveen Pennsylvania
Performance	Investment Quality
OVERVIEW	Municipal Fund
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.09
Common Share Net Asset Value (NAV)	$14.11
Premium/(Discount) to NAV	-7.23%
Market Yield	6.92%
Taxable-Equivalent Yield1	9.91%
Net Assets Applicable to Common Shares ($000)	$226,905

Leverage
(as a % of managed assets)
Structural Leverage	32.62%
Effective Leverage	34.22%

Average Annual Total Return
(Inception 2/21/91)
	On Share Price	On NAV
1-Year	2.43%	1.27%
5-Year	5.34%	4.14%
10-Year	4.64%	5.57%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	18.4%
Tax Obligation/General	18.0%
U.S. Guaranteed	17.0%
Health Care	10.7%
Transportation	9.7%
Housing/Single Family	6.1%
Water and Sewer	4.9%
Utilities	4.0%
Other	11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

22	Nuveen Investments

NPY	Nuveen Pennsylvania
Performance	Premium Income
OVERVIEW	Municipal Fund 2
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.29
Common Share Net Asset Value (NAV)	$13.52
Premium/(Discount) to NAV	-9.10%
Market Yield	6.83%
Taxable-Equivalent Yield1	9.79%
Net Assets Applicable to Common Shares ($000)	$210,839

Leverage
(as a % of managed assets)
Structural Leverage	31.46%
Effective Leverage	33.67%

Average Annual Total Return
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	1.48%	1.75%
5-Year	4.02%	4.05%
10-Year	5.31%	5.56%

Portfolio Composition3
(as a % of total investments)
Education and Civic Organizations	17.3%
Transportation	13.7%
U.S. Guaranteed	13.4%
Health Care	13.2%
Tax Obligation/General	11.4%
Water and Sewer	7.4%
Tax Obligation/Limited	5.7%
Housing/Single Family	4.4%
Other	13.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments	23

NXM	Nuveen Pennsylvania
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of April 30, 2011

Fund Snapshot
Common Share Price	$12.85
Common Share Net Asset Value (NAV)	$14.00
Premium/(Discount) to NAV	-8.21%
Market Yield	6.77%
Taxable-Equivalent Yield1	9.70%
Net Assets Applicable to Common Shares ($000)	$46,521

Leverage
(as a % of managed assets)
Structural Leverage	32.68%
Effective Leverage	34.44%

Average Annual Total Return (Inception 3/27/01)
	On Share Price	On NAV
1-Year	-0.27%	1.23%
5-Year	1.31%	4.12%
10-Year	4.90%	6.25%

Portfolio Composition4
(as a % of total investments)
Education and Civic Organizations	16.1%
Long-Term Care	13.6%
Health Care	12.3%
U.S. Guaranteed	11.3%
Tax Obligation/Limited	9.4%
Tax Obligation/General	9.3%
Transportation	8.3%
Housing/Single Family	4.8%
Other	14.9%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0486 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

24	Nuveen Investments

NVY	Nuveen Pennsylvania
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.00
Common Share Net Asset Value (NAV)	$14.08
Premium/(Discount) to NAV	-7.67%
Market Yield	6.88%
Taxable-Equivalent Yield1	9.86%
Net Assets Applicable to Common Shares ($000)	$52,470

Leverage
(as a % of managed assets)
Structural Leverage	30.12%
Effective Leverage	35.64%

Average Annual Total Return
(Inception 3/25/02)
	On Share Price	On NAV
1-Year	-2.00%	1.89%
5-Year	3.90%	4.33%
Since Inception	4.66%	5.80%

Portfolio Composition4
(as a % of total investments)
Tax Obligation/Limited	15.1%
Tax Obligation/General	14.9%
U.S. Guaranteed	14.0%
Education and Civic Organizations	12.7%
Health Care	9.7%
Water and Sewer	6.8%
Transportation	6.5%
Long-Term Care	6.3%
Other	14.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2010 of $0.0480 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments	25

NPN	Nuveen Pennsylvania
Performance	Municipal Value Fund
OVERVIEW
as of April 30, 2011

Fund Snapshot
Common Share Price	$13.96
Common Share Net Asset Value (NAV)	$14.79
Premium/(Discount) to NAV	-5.61%
Market Yield	5.42%
Taxable-Equivalent Yield1	7.77%
Net Assets Applicable to Common Shares ($000)	$18,029

Leverage
(as a % of managed assets)
Structural Leverage	—%
Effective Leverage	11.10%

Average Annual Total Return
(Inception 4/28/09)
	On Share Price	On NAV
1-Year	-4.77%	0.59%
Since Inception	1.35%	6.65%

Portfolio Composition3
(as a % of total investments)
Health Care	27.9%
Tax Obligation/Limited	16.9%
Water and Sewer	15.4%
Education and Civic Organizations	9.9%
Transportation	5.7%
Housing/Multifamily	4.7%
Housing/Single Family	4.4%
Long-Term Care	4.4%
Other	10.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

26	Nuveen Investments

NQJ	Shareholder Meeting Report (Unaudited)
NNJ
NXJ	The annual meeting of shareholders was held in the offices of Nuveen Investments on November 16, 2010; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQJ		NNJ		NXJ
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	18,197,493	—	10,555,678	—	—	—
Withhold	360,395	—	250,202	—	—	—
Total	18,557,888	—	10,805,880	—	—	—
Robert P. Bremner
For	18,192,181	—	10,528,122	—	—	—
Withhold	365,707	—	277,758	—	—	—
Total	18,557,888	—	10,805,880	—	—	—
Jack B. Evans
For	18,203,895	—	10,535,333	—	—	—
Withhold	353,993	—	270,547	—	—	—
Total	18,557,888	—	10,805,880	—	—	—
William C. Hunter
For	—	1,143	—	686	—	655
Withhold	—	150	—	200	—	—
Total	—	1,293	—	886	—	655
David J. Kundert
For	18,201,550	—	10,534,839	—	—	—
Withhold	356,338	—	271,041	—	—	—
Total	18,557,888	—	10,805,880	—	—	—
William J. Schneider
For	—	1,143	—	686	—	655
Withhold	—	150	—	200	—	—
Total	—	1,293	—	886	—	655
Judith M. Stockdale
For	18,179,478	—	10,557,005	—	6,022,670	—
Withhold	378,410	—	248,875	—	121,388	—
Total	18,557,888	—	10,805,880	—	6,144,058	—
Carole E. Stone
For	18,185,535	—	10,550,142	—	6,025,435	—
Withhold	372,353	—	255,738	—	118,623	—
Total	18,557,888	—	10,805,880	—	6,144,058	—
Terence J. Toth
For	18,211,106	—	10,556,517	—	—	—
Withhold	346,782	—	249,363	—	—	—
Total	18,557,888	—	10,805,880	—	—	—

Nuveen Investments	27

NUJ	Shareholder Meeting Report (Unaudited) (continued)
NJV

	NUJ		NJV
	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together	Common
	as a class	as a class	Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Robert P. Bremner
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Jack B. Evans
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William C. Hunter
For	—	684	1,486,486
Withhold	—	1	56,122
Total	—	685	1,542,608
David J. Kundert
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William J. Schneider
For	—	684	—
Withhold	—	1	—
Total	—	685	—
Judith M. Stockdale
For	4,135,267	—	1,486,486
Withhold	87,675	—	56,122
Total	4,222,942	—	1,542,608
Carole E. Stone
For	4,143,407	—	1,486,486
Withhold	79,535	—	56,122
Total	4,222,942	—	1,542,608
Terence J. Toth
For	—	—	—
Withhold	—	—	—
Total	—	—	—

28	Nuveen Investments

NQP
NPY
NXM

	NQP		NPY		NXM
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Robert P. Bremner
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
Jack B. Evans
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William C. Hunter
For	—	765	—	680	—	450
Withhold	—	250	—	—	—	—
Total	—	1,015	—	680	—	450
David J. Kundert
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—
William J. Schneider
For	—	765	—	680	—	450
Withhold	—	250	—	—	—	—
Total	—	1,015	—	680	—	450
Judith M. Stockdale
For	14,074,193	—	13,616,257	—	3,090,478	—
Withhold	421,942	—	490,288	—	62,548	—
Total	14,496,135	—	14,106,545	—	3,153,026	—
Carole E. Stone
For	14,052,146	—	13,646,933	—	3,090,478	—
Withhold	443,989	—	459,612	—	62,548	—
Total	14,496,135	—	14,106,545	—	3,153,026	—
Terence J. Toth
For	—	—	—	—	—	—
Withhold	—	—	—	—	—	—
Total	—	—	—	—	—	—

Nuveen Investments	29

NVY	Shareholder Meeting Report (Unaudited) (continued)
NPN

	NVY		NPN
	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together	Common
	as a class	as a class	Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Robert P. Bremner
For	—	—	—
Withhold	—	—	—
Total	—	—	—
Jack B. Evans
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William C. Hunter
For	—	394	1,074,841
Withhold	—	—	102,899
Total	—	394	1,177,740
David J. Kundert
For	—	—	—
Withhold	—	—	—
Total	—	—	—
William J. Schneider
For	—	394	—
Withhold	—	—	—
Total	—	394	—
Judith M. Stockdale
For	3,515,672	—	1,074,841
Withhold	87,178	—	102,899
Total	3,602,850	—	1,177,740
Carole E. Stone
For	3,487,632	—	1,074,841
Withhold	115,218	—	102,899
Total	3,602,850	—	1,177,740
Terence J. Toth
For	—	—	—
Withhold	—	—	—
Total	—	—	—

30	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen New Jersey Investment Quality Municipal Fund, Inc.
Nuveen New Jersey Premium Income Municipal Fund, Inc.
Nuveen New Jersey Dividend Advantage Municipal Fund
Nuveen New Jersey Dividend Advantage Municipal Fund 2
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Investment Quality Municipal
Fund Nuveen Pennsylvania Premium Income Municipal Fund 2
Nuveen Pennsylvania Dividend Advantage Municipal
Fund Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
Nuveen Pennsylvania Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund (the “Funds”) as of April 30, 2011, and the related statements of operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, and Nuveen Pennsylvania Municipal Value Fund at April 30, 2011, and the results of their operations and cash flows (Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, and Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
June 24, 2011

Nuveen Investments	31

Nuveen New Jersey Investment Quality Municipal Fund, Inc.
NQJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$800	5.000%, 1/01/32	1/15 at 100.00	B3	$459,904
690	5.125%, 1/01/37	1/15 at 100.00	B3	396,771
1,490	Total Consumer Discretionary			856,675
	Consumer Staples – 4.7 (3.2% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,005	4.500%, 6/01/23	6/17 at 100.00	BBB	2,540,547
6,800	4.750%, 6/01/34	6/17 at 100.00	Baa3	4,224,092
10,000	5.000%, 6/01/41	6/17 at 100.00	Baa3	6,240,000
19,805	Total Consumer Staples			13,004,639
	Education and Civic Organizations – 16.1% (10.9% of Total Investments)
1,000	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	981,690
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	1,751,900
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	501,975
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB+	976,630
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
3,555	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	3,486,495
2,295	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	2,162,716
120	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 – NPFG Insured	7/14 at 100.00	A1	124,177
1,225	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	A1	1,347,365
2,770	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A1	2,632,885
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,260	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	1,299,463
2,510	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	A+	2,559,372
185	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	A+	184,528
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.250%, 7/01/32	7/20 at 100.00	A2	1,496,085
1,495	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H, 5.000%, 7/01/16 – FGIC Insured	7/14 at 100.00	A2	1,607,544
610	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	BBB+	622,383
510	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2007C, 5.000%, 7/01/37 – RAAI Insured	7/12 at 100.00	BBB+	440,941
1,430	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 – FGIC Insured	7/14 at 100.00	A1	1,461,145
1,050	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	1,068,018
450	New Jersey Higher Education Assistance Authority Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	433,913
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.125%, 6/01/17 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Aaa	2,004,620

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA+	$2,068,300
720	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	702,850
950	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	1,061,644
4,235	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	9/11 at 100.00	BBB	4,235,508
	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003:
1,945	5.000%, 4/15/20 – AMBAC Insured	4/13 at 100.00	BBB+	1,971,880
1,370	5.000%, 4/15/22 – AMBAC Insured	4/13 at 100.00	BBB+	1,381,385
	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A:
2,100	5.000%, 12/01/24 – AMBAC Insured	12/12 at 100.00	Baa1	2,101,806
4,000	5.500%, 12/01/27 – AMBAC Insured	12/12 at 100.00	Baa1	4,004,480
290	5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	Baa1	266,226
45,075	Total Education and Civic Organizations			44,937,924
	Financials – 1.7% (1.2% of Total Investments)
5,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	4,786,350
	Health Care – 20.4% (13.9% of Total Investments)
	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A:
2,200	5.000%, 2/15/25	2/15 at 100.00	BBB	1,946,186
1,000	5.750%, 2/15/34	8/14 at 100.00	BBB	882,250
1,920	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	1,882,330
5,750	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/41 – AMBAC Insured	8/11 at 100.00	N/R	5,402,873
1,175	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	1,206,866
2,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	1,714,360
3,750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	3,525,825
1,265	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,236,689
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	356,600
650	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A–	574,509
615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	556,169
3,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001, 5.500%, 7/01/21	7/11 at 100.00	A2	3,001,470
3,535	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Series 1999, 5.250%, 7/01/29 – AGM Insured	7/11 at 100.00	AA+	3,534,753
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B:
1,495	5.000%, 7/01/25 – RAAI Insured	7/15 at 100.00	N/R	1,370,900
1,600	5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	1,329,616

Nuveen Investments	33

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,885	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB–	$1,510,413
2,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	2,255,725
2,850	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	2,696,699
3,300	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	2,454,936
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
670	5.000%, 7/01/25	7/16 at 100.00	A2	667,936
4,410	5.000%, 7/01/36	7/16 at 100.00	A2	4,027,124
1,295	5.000%, 7/01/46	7/16 at 100.00	A2	1,145,272
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/20	7/11 at 100.00	BBB–	2,001,200
3,135	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	2,438,905
2,605	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Barnabas Healthcare System – West Hudson Hospital Obligated Group, Series 1998A, 5.000%, 7/01/23 – NPFG Insured	7/11 at 100.00	Baa1	2,405,353
3,595	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA+	3,393,464
3,535	Newark, New Jersey, GNMA Collateralized Healthcare Facility Revenue Bonds, New Community Urban Renewal Corporation, Series 2001A, 5.200%, 6/01/30	6/12 at 102.00	Aaa	3,520,012
61,935	Total Health Care			57,038,435
	Housing/Multifamily – 1.9% (1.3% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,830	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,704,261
1,050	5.875%, 6/01/42	6/20 at 100.00	Baa3	943,572
2,743	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.400%, 10/20/34 (Alternative Minimum Tax)	10/11 at 100.00	Aaa	2,755,956
5,623	Total Housing/Multifamily			5,403,789
	Housing/Single Family – 1.9% (1.3% of Total Investments)
300	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – NPFG Insured (Alternative Minimum Tax)	10/11 at 100.00	Aaa	300,093
335	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	304,900
2,330	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001A, 5.200%, 12/01/33	6/11 at 100.00	Aaa	2,330,419
2,330	Puerto Rico Housing Finance Corporation, Mortgage-Backed Securities Home Mortgage Revenue Bonds, Series 2001B, 5.300%, 12/01/28 (Alternative Minimum Tax)	6/11 at 100.00	Aaa	2,330,047
5,295	Total Housing/Single Family			5,265,459
	Long-Term Care – 2.8% (1.9% of Total Investments)
1,870	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	1,493,999
1,125	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	1,118,531
2,695	New Jersey Economic Development Authority, GNMA Collateralized Mortgage Revenue Bonds, Victoria Health Corporation, Series 2001A, 5.200%, 12/20/36	12/11 at 103.00	Aaa	2,586,149

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$595	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	$607,721
1,100	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	1,010,581
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001, 5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	N/R	885,420
8,385	Total Long-Term Care			7,702,401
	Tax Obligation/General – 3.3% (2.2% of Total Investments)
4,300	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	4,479,439
930	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	992,766
	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004:
1,690	5.000%, 9/01/16 – AMBAC Insured	9/14 at 100.00	A–	1,785,806
1,865	4.750%, 9/01/18 – AMBAC Insured	9/14 at 100.00	A–	1,931,114
8,785	Total Tax Obligation/General			9,189,125
	Tax Obligation/Limited – 37.2% (25.4% of Total Investments)
1,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	2,037,931
1,965	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	2,209,839
2,650	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	3,101,216
	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A:
1,000	5.000%, 9/01/21 – NPFG Insured	9/15 at 100.00	AA+	1,070,750
1,420	5.000%, 9/01/22 – NPFG Insured	9/15 at 100.00	AA+	1,513,706
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,090	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	1,120,596
2,525	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	2,512,678
1,445	Lower Township Municipal Utilities Authority, Cape May County, New Jersey, Revenue Bonds, Series 2003D, 5.000%, 12/01/16 – FGIC Insured	No Opt. Call	N/R	1,506,889
	Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003:
1,000	5.250%, 9/15/16	9/13 at 100.00	AAA	1,085,420
2,000	5.250%, 9/15/18	9/13 at 100.00	AAA	2,170,840
5,700	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	5,756,088
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
1,965	5.500%, 6/15/24	6/12 at 100.00	BBB	1,834,151
2,500	5.750%, 6/15/29	6/14 at 100.00	BBB	2,281,950
5,750	5.750%, 6/15/34	6/14 at 100.00	BBB	5,117,903
4,675	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – AGM Insured	3/15 at 100.00	AA+	4,708,754
5,000	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	5,431,800
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
205	5.125%, 6/15/27	6/17 at 100.00	Baa3	183,487
345	5.125%, 6/15/37	6/17 at 100.00	Baa3	282,741
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,965	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,855,078
3,930	5.000%, 9/01/37	9/17 at 100.00	A+	3,710,156

Nuveen Investments	35

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA+	$2,107,798
2,500	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25	9/13 at 100.00	A+	2,489,725
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,885	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	3,044,252
4,455	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	4,489,571
850	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	815,405
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
1,075	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	1,160,678
1,900	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	2,027,319
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	AA–	3,438,720
4,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	4,707,812
4,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	4,721,094
3,890	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA+	4,108,151
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	2,333,000
15,355	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	3,321,440
15,310	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	3,066,899
2,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	2,518,075
4,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	4,182,328
1,625	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Project, Series 2005, 5.000%, 5/01/30 – AMBAC Insured	5/15 at 100.00	Aa3	1,633,483
1,315	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	1,041,717
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	2,011,060
1,650	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,553,360
142,740	Total Tax Obligation/Limited			104,263,860
	Transportation – 30.0% (20.5% of Total Investments)
2,250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	2,287,013
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
2,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	2,049,700
4,050	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	4,134,078
1,500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	1,530,630
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+	987,920
3,300	5.000%, 1/01/40	1/20 at 100.00	A–	3,260,136
2,960	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2001A, 5.200%, 1/01/27 – AGM Insured	1/12 at 100.00	AA+	2,975,629
3,000	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/11 at 100.00	CCC+	2,444,580

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$3,405	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	$3,578,042
160	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	188,282
9,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	10,066,104
1,265	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA+	1,387,035
4,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	3,972,280
1,260	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	1,240,470
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
7,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	7,207,269
3,000	5.000%, 12/01/34	No Opt. Call	Aa2	3,022,560
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	1,039,480
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	2,011,940
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002:
2,280	5.000%, 10/15/26 – AGM Insured	4/12 at 101.00	AA+	2,320,698
5,000	5.000%, 4/15/32 – AGM Insured	4/12 at 101.00	AA+	5,036,100
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
3,500	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	3,657,710
6,605	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	6,357,774
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	11,358,046
2,000	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Refunding Bonds, Series 2002K, 5.100%, 1/01/33	1/13 at 100.00	A–	1,966,380
84,165	Total Transportation			84,079,856
	U.S. Guaranteed – 17.1% (11.7% of Total Investments) (5)
2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R (5)	2,700,575
1,500	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2003D, 5.250%, 7/01/20 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A2 (5)	1,649,430
1,925	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	2,256,447
1,380	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/22 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (5)	1,558,903
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
2,000	5.000%, 7/01/18 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	2,301,740
1,175	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,352,272
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	A2 (5)	2,105,900
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2001G:
1,000	5.250%, 7/01/20 (Pre-refunded 7/01/11) – NPFG Insured	7/11 at 100.00	A+ (5)	1,008,540
1,945	5.250%, 7/01/21 (Pre-refunded 7/01/11) – NPFG Insured	7/11 at 100.00	A+ (5)	1,961,610
1,300	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	A+ (5)	1,426,009
	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C:
1,195	5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	1,348,474
1,875	5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	2,115,806

Nuveen Investments	37

Nuveen New Jersey Investment Quality Municipal Fund, Inc. (continued)
NQJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	$3,096,963
7,860	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A2 (5)	8,361,310
1,690	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,970,743
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
170	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	206,453
55	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	67,293
2,505	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	2,807,930
1,250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA– (5)	1,394,825
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
955	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	994,642
3,000	6.000%, 6/01/37 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,184,560
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,175	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,185,845
2,625	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,885,321
43,920	Total U.S. Guaranteed			47,941,591
	Utilities – 2.7% (1.9% of Total Investments)
2,055	Mercer County Improvement Authority, New Jersey, Solid Waste Revenue Bonds, Regional Sludge Project, Series 2003, 5.000%, 12/15/14 – FGIC Insured	12/13 at 100.00	AA+	2,239,888
2,500	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Refunding Bonds, PSEG Power LLC Project, Series 2001A, 5.750%, 4/01/31 (Alternative Minimum Tax)	4/12 at 101.00	Baa1	2,446,250
3,000	Union County Utilities Authority, New Jersey, Solid Waste Facility Senior Lien Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.000%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 100.00	A	2,959,200
7,555	Total Utilities			7,645,338
	Water and Sewer – 6.4% (4.4% of Total Investments)
3,000	Jersey City Municipal Utilities Authority, Hudson County, New Jersey, Sewer Revenue Bonds, Series 2001A-2, 5.200%, 7/15/21 – FGIC Insured (Alternative Minimum Tax)	7/11 at 100.00	BBB	3,000,960
	Lacey Municipal Utilities Authority, Ocean County, New Jersey, Water Revenue Bonds, Series 2003B:
1,750	5.000%, 12/01/17 – FGIC Insured	12/13 at 100.00	N/R	1,830,238
1,835	5.000%, 12/01/18 – FGIC Insured	12/13 at 100.00	N/R	1,913,923
1,000	5.000%, 12/01/19 – FGIC Insured	12/13 at 100.00	N/R	1,031,010
3,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	2,972,910
1,080	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	1,025,071

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A:
$3,000	5.250%, 8/01/16 – FGIC Insured	8/12 at 100.00	N/R	$3,100,860
3,000	5.250%, 8/01/18 – FGIC Insured	8/12 at 100.00	N/R	3,076,770
17,665	Total Water and Sewer			17,951,742
$457,438	Total Investments (cost $421,705,226) – 146.5%			410,067,184
	Variable Rate Demand Preferred Shares, at Liquidation Value – (51.6)% (6)			(144,300,000)
	Other Assets Less Liabilities – 5.1%			14,200,804
	Net Assets Applicable to Common Shares – 100%			$279,967,988

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen New Jersey Premium Income Municipal Fund, Inc.
NNJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$480	5.000%, 1/01/32	1/15 at 100.00	B3	$275,942
415	5.125%, 1/01/37	1/15 at 100.00	B3	238,637
895	Total Consumer Discretionary			514,579
	Consumer Staples – 3.8% (2.5% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
785	4.500%, 6/01/23	6/17 at 100.00	BBB	663,670
3,945	4.750%, 6/01/34	6/17 at 100.00	Baa3	2,450,595
5,300	5.000%, 6/01/41	6/17 at 100.00	Baa3	3,307,200
10,030	Total Consumer Staples			6,421,465
	Education and Civic Organizations – 15.9% (10.7% of Total Investments)
1,125	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	N/R	1,104,401
500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	N/R	437,975
300	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	301,185
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
2,090	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	2,049,726
3,350	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	3,156,906
100	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 – NPFG Insured	7/14 at 100.00	A1	105,126
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A1	921,985
	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
1,375	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	A+	1,427,649
725	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	A+	747,707
1,530	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	A+	1,560,095
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C, 5.375%, 7/01/41	7/20 at 100.00	A2	981,610
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2004H:
1,640	5.000%, 7/01/18 – FGIC Insured	7/14 at 100.00	A2	1,730,085
1,040	5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	A2	1,066,114
300	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	BBB+	306,090
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	260,348
1,405	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 1999A, 5.250%, 6/01/18 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	A	1,406,461
985	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/15 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Aaa	987,738
2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA+	2,068,300
450	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	439,281
550	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	614,636

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,025	University of Medicine and Dentistry of New Jersey, Certificates of Participation, Child Health Institute, LLC, Series 2003, 5.000%, 4/15/21 – AMBAC Insured	4/13 at 100.00	BBB+	$2,048,126
1,000	University of Medicine and Dentistry of New Jersey, Certificates of Participation, University Housing Associates, LLC, Series 2004, 5.000%, 6/15/29 – NPFG Insured	6/14 at 100.00	BBB+	960,200
2,750	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	Baa1	2,524,555
27,480	Total Education and Civic Organizations			27,206,299
	Financials – 0.8% (0.6% of Total Investments)
1,500	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,435,905
	Health Care – 16.7% (11.3% of Total Investments)
	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A:
685	5.000%, 2/15/25	2/15 at 100.00	BBB	605,972
620	5.750%, 2/15/34	8/14 at 100.00	BBB	546,995
1,120	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	1,098,026
695	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	713,848
1,615	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	1,518,455
240	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	213,960
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A–	618,702
375	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	339,128
3,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001, 5.625%, 7/01/31	7/11 at 100.00	A2	3,308,235
1,700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Series 1999, 5.625%, 7/01/12 – AGM Insured	7/11 at 100.00	AA+	1,705,627
465	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	415,808
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	N/R	831,010
1,160	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB–	929,485
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	1,471,125
1,675	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	1,584,902
2,010	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,495,279
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
1,245	5.000%, 7/01/36	7/16 at 100.00	A2	1,136,909
1,155	5.000%, 7/01/46	7/16 at 100.00	A2	1,021,459
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A:
2,050	6.875%, 7/01/20	7/11 at 100.00	BBB–	2,051,230
95	6.875%, 7/01/30	7/11 at 100.00	BBB–	94,438

Nuveen Investments	41

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$630	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	$638,417
1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	N/R	1,510,836
2,155	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA+	2,034,191
2,650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/11 at 100.00	A1	2,659,302
30,750	Total Health Care			28,543,339
	Housing/Multifamily – 3.6% (2.4% of Total Investments)
340	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Revenue Bonds, Mount Carmel Towers, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	340,830
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
1,100	5.750%, 6/01/31	6/20 at 100.00	Baa3	1,024,419
550	5.875%, 6/01/42	6/20 at 100.00	Baa3	494,252
4,445	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 – AMBAC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	4,298,669
6,435	Total Housing/Multifamily			6,158,170
	Housing/Single Family – 0.3% (0.2% of Total Investments)
575	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	523,336
	Long-Term Care – 1.5% (1.0% of Total Investments)
1,095	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	874,828
750	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	N/R	718,800
1,000	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.500%, 6/01/21	6/11 at 102.00	A–	1,010,940
2,845	Total Long-Term Care			2,604,568
	Tax Obligation/General – 7.0% (4.8% of Total Investments)
2,250	Freehold Regional High School District, Monmouth County Board of Education, New Jersey, School District Refunding Bonds, Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA	2,576,903
2,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	2,604,325
555	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	592,457
1,560	New Jersey, General Obligation Bonds, Series 1992D, 6.000%, 2/15/13	No Opt. Call	AA–	1,697,873
2,655	Passaic County, New Jersey, General Improvement Refunding Bonds, Series 1993, 5.125%, 9/01/12 – FGIC Insured	No Opt. Call	Aa3	2,726,446
1,780	West Deptford Township, New Jersey, General Obligation Bonds, Series 2004, 4.750%, 9/01/17 – AMBAC Insured	9/14 at 100.00	A–	1,859,869
11,300	Total Tax Obligation/General			12,057,873
	Tax Obligation/Limited – 41.8% (28.2% of Total Investments)
1,000	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	1,148,130
5,385	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 – AGM Insured	12/13 at 100.00	Aa2	5,820,752

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,155	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	$1,298,913
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AAA	1,508,310
1,225	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	1,433,581
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
1,185	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AA–	1,218,263
2,755	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AA–	2,741,556
1,000	Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue Bonds, Series 2003, 5.250%, 9/15/16	9/13 at 100.00	AAA	1,085,420
3,450	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/25	6/16 at 100.00	A+	3,499,611
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
1,155	5.500%, 6/15/24	6/12 at 100.00	BBB	1,078,089
500	5.750%, 6/15/29	6/14 at 100.00	BBB	456,390
1,600	5.500%, 6/15/31	6/14 at 100.00	BBB	1,403,760
2,540	5.750%, 6/15/34	6/14 at 100.00	BBB	2,260,778
3,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	3,476,352
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
120	5.125%, 6/15/27	6/17 at 100.00	Baa3	107,407
205	5.125%, 6/15/37	6/17 at 100.00	Baa3	168,006
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
1,155	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	1,090,389
2,310	5.000%, 9/01/37	9/17 at 100.00	A+	2,180,779
2,720	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2003, 5.000%, 9/15/25	9/13 at 100.00	A+	2,708,821
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
2,615	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	2,635,292
3,000	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	A+	2,891,820
505	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	484,447
1,500	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured	No Opt. Call	Baa1	1,619,430
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
400	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	431,880
715	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	762,912
12,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	AA–	3,438,720
1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,861,228
2,600	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	2,922,582
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/18 – FGIC Insured	12/15 at 100.00	A+	2,136,540
1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA+	1,172,249

Nuveen Investments	43

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
$6,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	$1,399,800
12,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	2,595,720
4,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	801,280
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	4,028,920
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	816,064
780	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	617,900
2,745	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Plainfield Park Madison Redevelopment Project, Series 2003, 5.000%, 3/01/34 – AGM Insured	3/13 at 100.00	Aaa	2,700,751
2,445	Union County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Series 2003, 5.000%, 6/15/23	6/13 at 100.00	Aa1	2,587,544
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	941,430
97,575	Total Tax Obligation/Limited			71,531,816
	Transportation – 25.2% (17.0% of Total Investments)
2,750	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	6/15 at 100.00	A–	2,795,238
2,500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	2,551,050
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	493,960
3,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	3,299,310
1,875	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	1,970,288
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
565	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	664,869
345	6.500%, 1/01/16 – AMBAC Insured	No Opt. Call	A3	405,982
5,750	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,092,641
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	2,482,675
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	236,280
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/15 at 100.00	Aa3	2,752,393
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
4,000	5.000%, 12/01/28 – SYNCORA GTY Insured	6/15 at 101.00	Aa2	4,118,440
3,000	5.000%, 12/01/34	No Opt. Call	Aa2	3,022,560
585	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	608,096
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	1,005,970
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 4/15/32 – AGM Insured	4/12 at 101.00	AA+	2,014,440
8,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	7,700,557
850	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 – FGIC Insured	10/13 at 100.00	A3	853,468
42,210	Total Transportation			43,068,217

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 24.1% (16.3% of Total Investments) (5)
$2,075	Egg Harbor Township School District, Atlantic County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 4/01/27 (Pre-refunded 4/01/15) – NPFG Insured	4/15 at 100.00	Aa2 (5)	$2,381,789
130	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.125%, 12/15/19 (Pre-refunded 12/15/13) – AGM Insured	12/13 at 100.00	Aa2 (5)	145,009
	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2003:
1,000	5.000%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	BBB (5)	1,104,750
1,000	5.000%, 10/01/27 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	AA– (5)	1,104,750
2,065	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	2,541,891
595	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	697,447
1,145	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/19 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (5)	1,293,438
2,080	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	2,393,810
400	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	451,372
3,950	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2001A, 4.750%, 9/01/20 (Pre-refunded 9/01/11)	9/11 at 101.00	AAA	4,048,711
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	811,845
1,670	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	1,821,102
3,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A2 (5)	3,191,340
1,270	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	1,480,972
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
465	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	564,710
195	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	238,584
120	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	143,347
6,590	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	7,386,927
1,760	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3 (5)	1,967,398
750	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA– (5)	836,895
2,125	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA	2,444,664
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
1,290	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,301,907
2,250	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,473,133
350	Trenton Parking Authority, Mercer County, New Jersey, Guaranteed Parking System Revenue Bonds, Series 2003, 5.000%, 10/01/24 (Pre-refunded 10/01/13) – FGIC Insured	10/13 at 100.00	A3 (5)	386,663
37,025	Total U.S. Guaranteed			41,212,454
	Water and Sewer – 7.1% (4.8% of Total Investments)
	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A:
1,450	5.000%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,439,937
1,250	5.000%, 4/01/24 – SYNCORA GTY Insured	4/13 at 100.00	N/R	1,145,813
765	Jersey City Sewer Authority, Hudson County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993, 6.250%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R	815,903

Nuveen Investments	45

Nuveen New Jersey Premium Income Municipal Fund, Inc. (continued)
NNJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$1,250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	$1,238,713
420	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	398,639
1,650	New Jersey Water Supply Authority, Water Supply Authority Bonds, Manasquan Reservoir, Series 2005, 5.000%, 8/01/31 – NPFG Insured	8/15 at 100.00	AA	1,686,317
3,500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R	3,572,940
430	Stony Brook Regional Sewer Authority, Princeton, New Jersey, Revenue Refunding Bonds, Series 1993B, 5.450%, 12/01/12	No Opt. Call	Aa1	447,987
1,355	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	A1	1,479,945
12,070	Total Water and Sewer			12,226,194
$280,690	Total Investments (cost $256,390,870) – 148.1%			253,504,215
	Variable Rate Demand Preferred Shares, at Liquidation Value – (51.8)% (6)			(88,600,000)
	Other Assets Less Liabilities – 3.7%			6,308,081
	Net Assets Applicable to Common Shares – 100%			$171,212,296

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund
NXJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$260	5.000%, 1/01/32	1/15 at 100.00	B3	$149,469
230	5.125%, 1/01/37	1/15 at 100.00	B3	132,257
490	Total Consumer Discretionary			281,726
	Consumer Staples – 4.9% (3.3% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
800	4.500%, 6/01/23	6/17 at 100.00	BBB	676,352
2,895	4.750%, 6/01/34	6/17 at 100.00	Baa3	1,798,345
3,000	5.000%, 6/01/41	6/17 at 100.00	Baa3	1,872,000
6,695	Total Consumer Staples			4,346,697
	Education and Civic Organizations – 16.3% (11.1% of Total Investments)
250	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	250,988
325	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.250%, 7/01/37	7/17 at 100.00	BBB+	293,189
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
1,115	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	1,093,514
735	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	692,635
60	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – NPFG Insured	7/14 at 100.00	A1	62,379
970	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006A, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	A1	921,985
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 – AMBAC Insured	1/14 at 100.00	A+	1,022,120
630	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 – FGIC Insured	7/14 at 100.00	A1	650,507
300	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	305,148
200	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Seton Hall University Project, Series 2001A, 5.250%, 7/01/16 – AMBAC Insured	7/11 at 100.00	A	201,312
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Seton Hall University Project, Series 2001G:
3,820	4.875%, 7/01/21 – AMBAC Insured	7/11 at 100.00	A	3,825,194
1,600	5.000%, 7/01/26 – AMBAC Insured	7/11 at 100.00	A	1,600,224
135	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	130,174
270	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	263,569
300	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	335,256
	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001:
2,000	5.250%, 9/01/21	9/11 at 100.00	BBB	2,000,240
500	5.250%, 9/01/31	9/11 at 100.00	BBB	457,885
500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	429,985
14,710	Total Education and Civic Organizations			14,536,304

Nuveen Investments	47

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Energy – 1.1% (0.7% of Total Investments)
$1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery	1/13 at 100.00	Baa3	$970,910
	Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Financials – 1.9% (1.3% of Total Investments)
850	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/11 at 100.00	N/R	710,617
250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/11 at 100.00	Ba1	250,928
750	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	717,953
1,850	Total Financials			1,679,498
	Health Care – 18.7% (12.8% of Total Investments)
310	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	273,498
560	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	549,013
370	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	380,034
865	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	813,290
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	1,466,430
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	115,895
400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A–	353,544
180	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	162,781
3,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001, 5.625%, 7/01/31	7/11 at 100.00	A2	3,308,235
445	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB–	356,570
700	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	686,525
895	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	846,858
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,487,840
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
665	5.000%, 7/01/36	7/16 at 100.00	A2	607,265
615	5.000%, 7/01/46	7/16 at 100.00	A2	543,894
1,100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/20	7/11 at 100.00	BBB–	1,100,660
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Burdette Tomlin Memorial Hospital, Series 1999, 5.500%, 7/01/29	7/11 at 100.00	A2	2,499,925
1,275	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA+	1,203,524
18,010	Total Health Care			16,755,781

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Housing/Multifamily – 0.9% (0.6% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$560	5.750%, 6/01/31	6/20 at 100.00	Baa3	$521,522
300	5.875%, 6/01/42	6/20 at 100.00	Baa3	269,592
860	Total Housing/Multifamily			791,114
	Long-Term Care – 2.7% (1.9% of Total Investments)
585	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	467,374
250	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.800%, 11/01/31	11/14 at 100.00	N/R	239,600
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	6.000%, 6/01/25	6/11 at 102.00	A–	1,014,400
335	5.500%, 6/01/31	6/11 at 102.00	A–	329,781
500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/11 at 100.00	BB+	412,610
2,670	Total Long-Term Care			2,463,765
	Tax Obligation/General – 3.0% (2.1% of Total Investments)
1,000	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	1,041,730
300	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	320,247
1,350	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.250%, 7/01/27 – AGM Insured	7/11 at 100.00	AA+	1,349,892
2,650	Total Tax Obligation/General			2,711,869
	Tax Obligation/Limited – 32.7% (22.3% of Total Investments)
600	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	688,878
1,745	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,890,132
1,000	Camden County Improvement Authority, New Jersey, County Guaranteed Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA+	1,120,740
1,100	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	1,171,753
620	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	697,252
815	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	953,770
1,785	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/27	6/16 at 100.00	A+	1,797,727
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
615	5.500%, 6/15/24	6/12 at 100.00	BBB	574,047
600	5.750%, 6/15/29	6/14 at 100.00	BBB	547,668
1,200	5.750%, 6/15/34	6/14 at 100.00	BBB	1,068,084
1,200	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	A	1,303,632
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
65	5.125%, 6/15/27	6/17 at 100.00	Baa3	58,179
115	5.125%, 6/15/37	6/17 at 100.00	Baa3	94,247

Nuveen Investments	49

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
$615	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	$580,597
1,235	5.000%, 9/01/37	9/17 at 100.00	A+	1,165,914
525	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA+	574,854
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
925	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	976,060
1,400	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	1,410,864
250	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	239,825
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
350	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	377,895
610	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	650,876
6,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	AA–	1,719,360
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	1,423,292
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,461,291
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA+	1,351,782
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
3,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	699,900
3,500	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	757,085
6,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	1,201,920
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A+	1,007,230
800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	816,064
405	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	320,833
550	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	517,787
42,505	Total Tax Obligation/Limited			29,219,538
	Transportation – 24.0% (16.4% of Total Investments)
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,000	5.000%, 1/01/25 – NPFG Insured	1/15 at 100.00	A1	1,024,850
1,000	5.000%, 1/01/26 – NPFG Insured	1/15 at 100.00	A1	1,020,760
500	5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	510,210
500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	493,960
900	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/11 at 101.00	B	881,694
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	1,099,770
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	1,050,820
50	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	58,838
3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	3,178,770

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$300	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA+	$328,941
1,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	993,070
240	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	236,280
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/34	No Opt. Call	Aa2	1,511,280
310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2008, Trust 2920, 17.482%, 8/15/32 – AGM Insured (IF)	8/17 at 100.00	AA+	322,239
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	502,985
5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	4,812,849
3,435	South Jersey Transportation Authority New Jersey, Transportation System Revenue Bonds, Series 1999, 5.125%, 11/01/22 – AMBAC Insured	11/11 at 100.00	A–	3,450,973
21,235	Total Transportation			21,478,289
	U.S. Guaranteed – 17.4% (11.9% of Total Investments) (5)
385	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	451,289
690	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A2 (5)	779,452
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
700	5.000%, 7/01/17 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	805,609
1,000	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	1,150,870
520	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	A1 (5)	598,452
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2001G, 5.250%, 7/01/18 (Pre-refunded 7/01/11) – NPFG Insured	7/11 at 100.00	A+ (5)	1,008,540
1,085	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan College, Series 2001C, 5.000%, 7/01/31 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 101.00	A+ (5)	1,082,190
625	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2004C, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A+ (5)	705,269
890	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	970,527
1,350	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A2 (5)	1,436,103
845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	No Opt. Call	N/R (5)	985,371
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
130	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	157,876
20	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (5)	24,470
905	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	1,014,442
375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA– (5)	418,448
1,900	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.250%, 7/01/27 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AAA	1,916,416
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
825	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	832,615
1,125	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,236,566
14,370	Total U.S. Guaranteed			15,574,505

Nuveen Investments	51

Nuveen New Jersey Dividend Advantage Municipal Fund (continued)
NXJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utilities – 0.9% (0.6% of Total Investments)
$750	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1	$770,063
	Water and Sewer – 21.8% (14.8% of Total Investments)
225	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	214,061
4,635	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 1997B, 5.375%, 5/01/32 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A	4,430,039
7,000	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 1998, 5.350%, 2/01/38 – NPFG Insured (Alternative Minimum Tax)	8/11 at 100.00	A	6,302,589
250	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	247,743
320	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	303,725
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured	No Opt. Call	Baa1	7,987,793
28,270	Total Water and Sewer			19,485,950
$156,065	Total Investments (cost $136,003,695) – 146.6%			131,066,009
	MuniFund Term Preferred Shares, at Liquidation Value – (50.2)% (6)			(44,861,000)
	Other Assets Less Liabilities – 3.6%			3,193,612
	Net Assets Applicable to Common Shares – 100%			$89,398,621

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

52	Nuveen Investments

Nuveen New Jersey Dividend Advantage Municipal Fund 2
NUJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 0.3% (0.2% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$180	5.000%, 1/01/32	1/15 at 100.00	B3	$103,478
150	5.125%, 1/01/37	1/15 at 100.00	B3	86,255
330	Total Consumer Discretionary			189,733
	Consumer Staples – 5.2% (3.4% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
625	4.500%, 6/01/23	6/17 at 100.00	BBB	528,400
2,050	4.750%, 6/01/34	6/17 at 100.00	Baa3	1,273,440
2,200	5.000%, 6/01/41	6/17 at 100.00	Baa3	1,372,800
4,875	Total Consumer Staples			3,174,640
	Education and Civic Organizations – 15.8% (10.3% of Total Investments)
3,000	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey Project, Series 2002C, 4.750%, 7/01/19 – FGIC Insured	7/12 at 100.00	A2	3,044,130
200	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2004C, 5.500%, 7/01/23	7/14 at 100.00	N/R	200,790
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
790	5.000%, 7/01/32 – FGIC Insured	7/17 at 100.00	A2	774,777
495	5.000%, 7/01/39 – FGIC Insured	7/17 at 100.00	A2	466,468
575	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B, 5.000%, 7/01/21 – AMBAC Insured	1/14 at 100.00	A+	587,719
500	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/19 – FGIC Insured	7/14 at 100.00	A1	516,275
1,090	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Rider University, Series 2002A, 5.000%, 7/01/17 – RAAI Insured	7/12 at 100.00	BBB+	1,108,704
105	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	101,246
180	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	175,712
200	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	223,504
910	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	8/11 at 100.00	BBB–	898,862
1,790	University of Medicine and Dentistry of New Jersey, Revenue Bonds, Series 2002A, 5.000%, 12/01/31 – AMBAC Insured	12/12 at 100.00	Baa1	1,643,256
9,835	Total Education and Civic Organizations			9,741,443
	Energy – 1.6% (1.0% of Total Investments)
1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery	1/13 at 100.00	Baa3	970,910
	Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)
	Financials – 5.1% (3.3% of Total Investments)
600	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	5/11 at 100.00	N/R	501,612
1,250	New Jersey Economic Development Authority, Industrial Development Revenue Refunding Bonds, Newark Airport Marriott Hotel, Series 1996, 7.000%, 10/01/14	10/11 at 100.00	Ba1	1,254,638
1,450	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Ba2	1,388,042
3,300	Total Financials			3,144,292
	Health Care – 27.7% (18.1% of Total Investments)
220	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	194,095

Nuveen Investments	53

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$400	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	A1	$392,152
	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001:
425	5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	N/R	432,195
1,925	5.000%, 8/01/41 – AMBAC Insured	8/11 at 100.00	N/R	1,808,788
260	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018, 19.492%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA+	267,051
610	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37	7/17 at 100.00	A+	573,534
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa3	977,620
90	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	80,235
120	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	108,521
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
400	5.500%, 7/01/21	7/11 at 100.00	A2	400,196
140	5.625%, 7/01/31	7/11 at 100.00	A2	132,329
715	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Series 1999, 5.250%, 7/01/29 – AGM Insured	7/11 at 100.00	Aa3	714,950
1,185	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BB+	1,059,639
500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	490,375
630	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Shore Memorial Health System, Series 2003, 5.000%, 7/01/23 – RAAI Insured	7/13 at 100.00	N/R	596,112
1,520	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Ba2	1,130,758
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006:
2,455	5.000%, 7/01/36	7/16 at 100.00	A2	2,241,857
435	5.000%, 7/01/46	7/16 at 100.00	A2	384,705
775	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/20	7/11 at 100.00	BBB–	775,465
1,390	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Atlantic City Medical Center, Series 2002, 5.750%, 7/01/25	7/12 at 100.00	A+	1,408,570
1,150	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	894,654
960	New Jersey Health Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007-I, 5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA+	906,182
1,100	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Adjustable Rate Industrial Revenue Bonds, American Home Products Corporation, Series 1983A, 5.100%, 12/01/18	6/11 at 100.00	A1	1,103,861
18,405	Total Health Care			17,073,844
	Housing/Multifamily – 3.9% (2.6% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
380	5.750%, 6/01/31	6/20 at 100.00	Baa3	353,890
200	5.875%, 6/01/42	6/20 at 100.00	Baa3	179,728
1,920	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 – AMBAC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	1,877,165
2,500	Total Housing/Multifamily			2,410,783
	Housing/Single Family – 0.3% (0.2% of Total Investments)
215	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	195,682

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Long-Term Care – 9.3% (6.0% of Total Investments)
$415	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	$331,556
	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001:
1,000	5.500%, 6/01/21	6/11 at 102.00	A–	1,010,940
4,000	5.500%, 6/01/31	6/11 at 102.00	A–	3,937,680
520	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	7/11 at 100.00	BB+	429,114
5,935	Total Long-Term Care			5,709,290
	Tax Obligation/General – 2.3% (1.5% of Total Investments)
700	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	A2	729,211
190	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 5.000%, 8/01/27 2010,	8/20 at 100.00	AA	202,823
385	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001, 5.125%, 7/01/23 – AGM Insured	7/11 at 100.00	AA+	385,142
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, 5.000%, 7/15/19	No Opt. Call	AA–	114,566
1,375	Total Tax Obligation/General			1,431,742
	Tax Obligation/Limited – 30.8% (20.1% of Total Investments)
400	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	459,252
1,000	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	AA	1,083,170
750	Casino Reinvestment Development Authority, New Jersey, Hotel Room Fee Revenue Bonds, Series 2004, 5.250%, 1/01/16 – AMBAC Insured	1/15 at 102.00	A–	798,923
435	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	Aa2	489,201
530	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AAA	620,243
1,305	New Jersey Building Authority, State Building Revenue Bonds, Series 2007A, 5.000%, 6/15/26	6/16 at 100.00	A+	1,317,841
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
435	5.500%, 6/15/24	6/12 at 100.00	BBB	406,033
400	5.750%, 6/15/29	6/14 at 100.00	BBB	365,112
400	5.500%, 6/15/31	6/14 at 100.00	BBB	350,940
700	5.750%, 6/15/34	6/14 at 100.00	BBB	623,049
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
50	5.125%, 6/15/27	6/17 at 100.00	Baa3	44,753
75	5.125%, 6/15/37	6/17 at 100.00	Baa3	61,466
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
435	5.000%, 9/01/37 – AMBAC Insured	9/17 at 100.00	A+	410,666
870	5.000%, 9/01/37	9/17 at 100.00	A+	821,332
350	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Refunding Series 2005A, 5.000%, 9/01/15 – AGM Insured	No Opt. Call	AA+	383,236
	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
655	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	A+	691,156
985	5.000%, 9/15/24 – AMBAC Insured	9/15 at 100.00	A+	992,644
200	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	191,860
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
295	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	Aa3	318,512
525	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	Aa3	560,180
4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	AA–	1,146,240

Nuveen Investments	55

Nuveen New Jersey Dividend Advantage Municipal Fund 2 (continued)
NUJ	Portfolio of Investments
April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$800	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A+	$875,872
900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – NPFG Insured	No Opt. Call	A+	1,011,663
665	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – AGM Insured	6/15 at 100.00	AA+	702,293
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
2,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA+	466,600
4,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	865,240
5,000	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA+	1,001,600
1,300	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A+	1,326,104
290	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	A3	229,732
350	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	329,501
30,100	Total Tax Obligation/Limited			18,944,414
	Transportation – 28.6% (18.6% of Total Investments)
500	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005, 5.000%, 1/01/27 – NPFG Insured	1/15 at 100.00	A1	510,210
700	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	691,544
600	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	5/11 at 101.00	B	587,796
1,000	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2002A, 5.500%, 9/15/14 – AMBAC Insured	No Opt. Call	Aa3	1,099,770
765	New Jersey Transit Corporation, Certificates of Participation, Federal Transit Administration Grants, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	A1	803,877
2,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	2,119,180
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA+	1,644,705
360	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	354,420
500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	Aa2	502,985
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Fifth Series 2002, 5.000%, 10/15/26 – AGM Insured	4/12 at 101.00	AA+	3,053,550
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Seventh Series 2002, 5.125%, 6/15/37 – AMBAC Insured (Alternative Minimum Tax)	6/14 at 100.00	Aa2	1,974,360
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
4,000	7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1	4,180,239
50	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	6/11 at 100.00	Baa1	48,129
16,975	Total Transportation			17,570,765
	U.S. Guaranteed – 16.0% (10.4% of Total Investments) (5)
1,000	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R (5)	1,080,230
175	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 (Pre-refunded 7/01/16) – NPFG Insured	7/16 at 100.00	A– (5)	205,132
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A:
750	5.000%, 7/01/26 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	811,845
630	5.375%, 7/01/33 (Pre-refunded 7/01/13)	7/13 at 100.00	N/R (5)	687,002
1,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	A2 (5)	1,329,725

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
$170	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	$206,453
2,430	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA	2,723,860
250	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – NPFG Insured	1/14 at 100.00	AA– (5)	278,965
505	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	AAA	524,847
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
590	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	595,446
1,250	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	1,373,963
9,000	Total U.S. Guaranteed			9,817,468
	Utilities – 4.5% (2.9% of Total Investments)
2,300	Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 – NPFG Insured	10/11 at 100.00	Baa1	1,973,653
750	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1	770,063
3,050	Total Utilities			2,743,716
	Water and Sewer – 2.2% (1.4% of Total Investments)
150	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 6.000%, 7/01/25	7/15 at 100.00	Ba2	142,707
500	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A	495,485
220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A	208,811
500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	N/R	510,420
1,370	Total Water and Sewer			1,357,423
$108,265	Total Investments (cost $97,729,320) – 153.6%			94,476,145
	MuniFund Term Preferred Shares, at Liquidation Value – (57.0)% (6)			(35,050,000)
	Other Assets Less Liabilities – 3.4%			2,076,768
	Net Assets Applicable to Common Shares – 100%			$61,502,913

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

 See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen New Jersey Municipal Value Fund
NJV	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.4% (5.2% of Total Investments)
$2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	Baa3	$1,248,000
	Education and Civic Organizations – 8.5% (8.2% of Total Investments)
900	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Kean University, Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	905,904
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	28,928
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,029,380
1,930	Total Education and Civic Organizations			1,964,212
	Energy – 4.1% (3.9% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	933,930
	Health Care – 31.9% (30.4% of Total Investments)
600	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.000%, 2/15/25	2/15 at 100.00	BBB	530,778
450	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	418,991
425	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	398,667
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB)	7/19 at 100.00	AA+	2,013,580
1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A–	1,325,790
750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	789,833
925	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A2	844,692
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	777,960
220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	224,822
7,870	Total Health Care			7,325,113
	Housing/Multifamily – 4.7% (4.5% of Total Investments)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
100	5.750%, 6/01/31	6/20 at 100.00	Baa3	93,129
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	44,932
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	A+	947,270
1,150	Total Housing/Multifamily			1,085,331

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 0.9% (0.9% of Total Investments)
$50	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R	$53,936
150	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R	163,770
200	Total Tax Obligation/General			217,706
	Tax Obligation/Limited – 37.0% (35.3% of Total Investments)
660	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:	12/19 at 100.00	BBB–	640,088
25	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3	26,390
25	5.625%, 6/15/18	6/11 at 100.00	BBB	25,005
1,000	5.750%, 6/15/34	6/14 at 100.00	BBB	890,070
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2009AA, 5.250%, 12/15/33	6/19 at 100.00	A+	1,003,870
1,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	959,300
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A+	2,029,199
6,675	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	AA–	986,898
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,001,819
105	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	95,675
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Senior Lien Matching Fund Loan Notes,Series 2009A-1, 5.000%, 10/01/39	10/19 at 100.00	BBB	844,040
14,490	Total Tax Obligation/Limited			8,502,354
	Transportation – 6.9% (6.6% of Total Investments)
500	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax)	11/11 at 100.00	CCC+	407,430
400	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)	6/13 at 101.00	B	415,976
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	766,859
1,665	Total Transportation			1,590,265
	U.S. Guaranteed – 4.4% (4.2% of Total Investments) (4)
1,000	Cumberland County Improvement Authority, New Jersey, Solid Waste System Revenue Bonds, Series 2009B, 5.000%, 1/01/30 (Pre-refunded 7/01/11)	7/11 at 100.00	Baa1 (4)	1,007,980

Nuveen Investments	59

Nuveen New Jersey Municipal Value Fund (continued)
NJV	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 0.9% (0.8% of Total Investments)
$220	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, American Water Company, Series 1998A, 5.250%, 7/01/38 – FGIC Insured (Alternative Minimum Tax)	7/11 at 100.00	BBB	$196,649
$31,525	Total Investments (cost $23,459,225) – 104.7%			24,071,540
	Floating Rate Obligations – (6.5)%			(1,500,000)
	Other Assets Less Liabilities – 1.8%			409,220
	Net Assets Applicable to Common Shares – 100%			$22,980,760

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB  by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

60	Nuveen Investments

Nuveen Pennsylvania Investment Quality Municipal Fund
NQP	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 0.4% (0.3% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,008,450
	Education and Civic Organizations – 29.0% (18.4% of Total Investments)
2,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Chatham College, Series 1998A, 5.250%, 9/01/18	9/11 at 100.00	BBB	2,000,640
200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	193,994
3,000	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2002, 5.125%, 3/01/32	3/12 at 100.00	AA–	3,003,330
1,235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	1,064,175
2,000	Chester County Industrial Development Authority, Pennsylvania, Educational Facilities Revenue Bonds, Westtown School, Series 2002, 5.000%, 1/01/26 – AMBAC Insured	1/12 at 100.00	A	2,004,400
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,710	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,793,363
840	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	875,322
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
790	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	674,549
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	207,100
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
815	0.000%, 11/01/15 – AMBAC Insured	No Opt. Call	N/R	683,492
815	0.000%, 11/01/16 – AMBAC Insured	No Opt. Call	N/R	646,588
815	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	604,347
815	0.000%, 11/01/18 – AMBAC Insured	No Opt. Call	N/R	563,442
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	524,045
1,515	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,233,271
900	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	864,603
355	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	310,661
8,000	Pennsylvania Higher Education Assistance Agency, Capital Acquisition Revenue Refunding Bonds, Series 2001, 5.000%, 12/15/30 – NPFG Insured	11/11 at 100.00	Baa1	7,338,560
5,000	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 – AMBAC Insured	6/12 at 100.00	Aa2	5,180,700
4,600	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	4,657,500
1,435	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,351,870
2,650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,478,254
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 – RAAI Insured	7/11 at 100.00	N/R	4,603,850
3,870	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	4,168,919
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/20	1/13 at 100.00	A1	327,821

Nuveen Investments	61

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	$954,430
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,020,640
2,945	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.375%, 1/01/20 – RAAI Insured	7/13 at 100.00	A–	3,004,607
785	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	799,475
6,500	Pennsylvania State University, General Revenue Bonds, Series 2005, 5.000%, 9/01/29 (UB)	9/15 at 100.00	Aa1	6,656,520
600	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	574,116
2,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	2,022,560
1,665	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/18	4/13 at 100.00	Aa2	1,786,329
600	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	556,452
67,840	Total Education and Civic Organizations			65,729,925
	Health Care – 16.9% (10.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba2	970,106
1,555	5.125%, 4/01/35	4/15 at 100.00	Ba2	1,187,833
2,460	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46 (WI/DD, Settling 5/05/11)	11/21 at 100.00	A–	2,579,138
1,300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Baa3	1,280,084
280	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	252,308
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	769,419
1,890	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	1,904,251
	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002:
250	5.800%, 11/15/22	11/12 at 101.00	BB+	227,423
2,800	5.900%, 11/15/28	11/12 at 101.00	BB+	2,381,176
3,280	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA+	3,133,778
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	1,266,188
5,345	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA+	5,368,518
	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
3,000	5.500%, 7/01/28	7/19 at 100.00	BBB+	2,800,710
1,000	5.750%, 7/01/39	7/19 at 100.00	BBB+	904,730
710	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	631,644
1,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A, 5.000%, 6/01/22	6/12 at 101.00	A	1,007,540
215	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	216,305

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	$889,710
335	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	345,660
1,795	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,663,068
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,515,849
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
525	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	444,796
370	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	308,495
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,635	6.875%, 8/01/31	No Opt. Call	BBB+	1,640,134
1,365	7.000%, 8/01/41	No Opt. Call	BBB+	1,352,933
1,500	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 6.250%, 1/01/32	1/12 at 100.00	BBB+	1,455,855
1,875	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	1,849,838
40,333	Total Health Care			38,347,489
	Housing/Multifamily – 3.4% (2.2% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	188,350
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	4,173,300
3,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,764,113
800	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	661,304
9,300	Total Housing/Multifamily			7,787,067
	Housing/Single Family – 9.6% (6.1% of Total Investments)
8,770	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	8,226,523
1,710	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,670,636
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A:
1,515	5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,447,598
1,510	5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	1,442,820
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,347,697
1,905	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,758,525
2,800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	2,841,944
910	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.250%, 10/01/28 (Alternative Minimum Tax)	10/11 at 100.00	Aa1	918,672
2,125	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 2001B, 5.450%, 10/01/32 (Alternative Minimum Tax)	10/11 at 100.00	Aa1	2,124,894
22,600	Total Housing/Single Family			21,779,309

Nuveen Investments	63

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 4.5% (2.9% of Total Investments)
$5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.375%, 11/01/41 (Alternative Minimum Tax)	11/11 at 101.00	A1	$5,005,950
5,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/12 – AMBAC Insured	No Opt. Call	A1	5,276,950
10,000	Total Industrials			10,282,900
	Long-Term Care – 3.6% (2.3% of Total Investments)
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	N/R	1,468,365
1,330	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	N/R	1,083,498
1,500	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+	1,336,965
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	986,720
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,550	5.000%, 11/01/26	11/16 at 100.00	A	1,503,159
415	5.000%, 11/01/36	11/16 at 100.00	A	374,641
1,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/26 – AMBAC Insured	7/11 at 101.00	Baa1	1,432,665
8,795	Total Long-Term Care			8,186,013
	Materials – 1.2% (0.7% of Total Investments)
1,260	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,260,239
1,750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/11 at 100.00	N/R	1,417,920
3,010	Total Materials			2,678,159
	Tax Obligation/General – 28.3% (18.0% of Total Investments)
3,430	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	3,457,714
3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,160,440
6,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	6,768,420
7,350	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	2,223,081
5,000	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 5.000%, 6/01/33 – AGM Insured (UB)	12/16 at 100.00	AA+	4,979,900
4,830	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.519%, 3/01/15 (IF)	No Opt. Call	Aa1	5,302,519
1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	1,463,220
2,620	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	2,727,734
4,135	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	4,131,816
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/15 – AGM Insured	No Opt. Call	AA+	3,405,180
1,070	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aa3	1,123,093
800	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	708,864

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$21,000	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB)	No Opt. Call	AAA	$22,879,920
445	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003, 5.250%, 11/01/21 – FGIC Insured	11/13 at 100.00	A	467,321
1,465	Stroudsburg Area School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2001A, 5.000%, 4/01/18 – AGM Insured	4/12 at 100.00	AA+	1,512,012
65,645	Total Tax Obligation/General			64,311,234
	Tax Obligation/Limited – 4.4% (2.8% of Total Investments)
2,140	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,160,758
2,700	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA+	2,862,027
3,140	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	703,015
2,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.500%, 8/01/44	8/19 at 100.00	A+	2,614,900
1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,521,601
12,105	Total Tax Obligation/Limited			9,862,301
	Transportation – 15.3% (9.7% of Total Investments)
630	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	673,722
400	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	395,168
2,035	Lehigh-Northampton Airport Authority, Pennsylvania, Airport Revenue Bonds, Lehigh Valley Airport System, Series 2000A, 6.000%, 5/15/30 – NPFG Insured (Alternative Minimum Tax)	5/11 at 100.00	Baa1	1,947,129
5,400	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	5,404,212
1,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	No Opt. Call	Aa3	1,177,056
6,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	4,564,296
2,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001R, 5.000%, 12/01/30 – AMBAC Insured	12/11 at 101.00	Aa3	2,191,728
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A:
3,820	5.000%, 12/01/22 – AMBAC Insured	6/16 at 100.00	Aa3	4,062,341
2,930	5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	3,072,691
750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	697,890
5,000	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2001B, 5.250%, 6/15/31 – FGIC Insured (Alternative Minimum Tax)	6/11 at 101.00	A+	4,735,150
3,600	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	3,080,880
3,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1	2,706,360
37,565	Total Transportation			34,708,623

Nuveen Investments	65

Nuveen Pennsylvania Investment Quality Municipal Fund (continued)
NQP	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 26.8% (17.0% of Total Investments) (4)
$3,325	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2001, 5.100%, 5/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	A1 (4)	$3,406,562
1,400	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	A3 (4)	1,579,522
1,115	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2002, 5.250%, 11/01/15 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	N/R (4)	1,186,193
5,000	Erie, Pennsylvania, Water Authority, Water Revenue Bonds, Series 2001A, 5.200%, 12/01/30 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	A3 (4)	5,140,350
6,275	Hempfield Area School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2002, 5.375%, 2/15/18 (Pre-refunded 2/15/12) – FGIC Insured	2/12 at 100.00	A (4)	6,528,008
1,125	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA	1,244,903
680	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/20 (Pre-refunded 1/01/13)	1/13 at 100.00	A1 (4)	727,165
1,500	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	1,769,400
500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	Aa1 (4)	580,020
10,935	Philadelphia Authority for Industrial Development, Pennsylvania, Lease Revenue Bonds, Series 2001B, 5.250%, 10/01/30 (Pre-refunded 10/01/11) – AGM Insured	10/11 at 101.00	AA+ (4)	11,275,516
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
510	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	595,022
860	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	1,009,090
565	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	691,984
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2001A:
5,525	5.375%, 11/01/20 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A1 (4)	5,933,850
3,185	5.000%, 11/01/31 (Pre-refunded 11/01/12) – FGIC Insured	11/12 at 100.00	A1 (4)	3,402,790
6,100	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001, 5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+ (4)	6,214,985
1,615	Sayre Health Care Facility Authority, Pennsylvania, Revenue Bonds, Latrobe Area Hospital, Series 2002A, 5.250%, 7/01/13 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,703,260
960	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1 (4)	1,095,254
2,835	Warrington Township Municipal Authority, Bucks County, Pennsylvania, Water and Sewer Revenue Bonds, Series 1991, 7.100%, 12/01/21 (Pre-refunded 11/15/15) – FGIC Insured	11/15 at 100.00	N/R (4)	3,368,405
2,770	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	AAA	3,287,768
56,780	Total U.S. Guaranteed			60,740,047
	Utilities – 6.2% (4.0% of Total Investments)
1,250	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	1,309,425
1,430	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	BBB+	1,314,113
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+	706,265
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA+	2,092,040

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$5,490	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	$4,937,212
3,700	York County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, PSEG Power Project, Series 2001A, 5.500%, 9/01/20	3/12 at 101.00	Baa1	3,758,793
14,570	Total Utilities			14,117,848
	Water and Sewer – 7.7% (4.9% of Total Investments)
2,100	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	2,202,060
2,205	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA+	2,266,430
5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	5,004,150
2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+	1,830,639
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,563,855
500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	504,604
1,815	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/31 – FGIC Insured	11/12 at 100.00	A1	1,815,000
2,150	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA+	2,225,486
17,370	Total Water and Sewer			17,412,224
$366,913	Total Investments (cost $359,425,221) – 157.3%			356,951,589
	Floating Rate Obligations – (11.8)%			(26,715,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.6)% (5)			(112,500,000)
	Other Assets Less Liabilities – 4.1%			9,168,504
	Net Assets Applicable to Common Shares – 100%			$226,905,093

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	67

Nuveen Pennsylvania Premium Income Municipal Fund 2
NPY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 25.4% (17.3% of Total Investments)
$200	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$193,994
1,245	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2004A, 5.000%, 3/01/19 – FGIC Insured	3/14 at 100.00	A–	1,313,624
1,140	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	982,315
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
1,565	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	1,641,294
770	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	802,379
	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003:
1,705	5.250%, 8/01/19 – FGIC Insured	8/13 at 100.00	A1	1,816,814
1,350	5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,435,185
1,000	5.250%, 8/01/21 – FGIC Insured	8/13 at 100.00	A1	1,046,600
	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3:
725	5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	619,049
250	5.000%, 5/01/35 – RAAI Insured	5/17 at 100.00	N/R	207,100
3,060	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	2,676,490
1,575	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	BBB+	1,282,113
855	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	821,373
325	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	284,408
4,085	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 – AMBAC Insured	6/12 at 100.00	Aa2	4,232,632
4,200	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	4,252,500
1,285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	1,210,560
2,420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	2,263,160
3,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	3,231,720
1,845	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/32	1/13 at 100.00	A1	1,826,107
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	954,430
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	2,020,640
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Ursinus College, Series 2003, 5.500%, 1/01/24 – RAAI Insured	7/13 at 100.00	A–	1,327,397
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, York College Project, Series 2005EE1, 5.250%, 11/01/27 – SYNCORA GTY Insured	11/15 at 100.00	A	814,752
1,000	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	949,610
2,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	2,050,860

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$10,600	Pennsylvania State University, General Revenue Bonds, Series 2007A, 4.500%, 8/15/36 (UB)	8/16 at 100.00	Aa1	$10,010,322
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	507,136
1,545	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Montgomery County Community College, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aa2	1,690,060
750	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/19	4/13 at 100.00	Aa2	803,768
300	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	278,226
54,435	Total Education and Civic Organizations			53,546,618
	Health Care – 19.4% (13.2% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
1,150	5.000%, 4/01/25	4/15 at 100.00	Ba2	970,106
1,455	5.125%, 4/01/35	4/15 at 100.00	Ba2	1,111,445
1,640	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46 (WI/DD, Settling 5/05/11)	11/21 at 100.00	A–	1,719,425
1,200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Baa3	1,181,616
395	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	355,935
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	769,419
1,885	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/26	3/17 at 100.00	AA–	1,899,213
5,000	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	4,252,100
2,990	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA+	2,856,706
1,250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	1,266,188
4,505	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/30 – AGC Insured	11/17 at 100.00	AA+	4,524,822
2,500	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.500%, 7/01/28	7/19 at 100.00	BBB+	2,333,925
650	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	578,266
2,000	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital, Series 2002A, 5.000%, 6/01/22	6/12 at 101.00	A	2,015,080
565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	568,430
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23	8/18 at 100.00	A3	1,207,460
1,000	5.500%, 8/15/35	8/18 at 100.00	A3	889,710
150	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	154,773
3,575	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	3,312,238
	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
2,000	5.500%, 7/01/18	7/11 at 100.00	N/R	1,858,420
2,000	5.625%, 7/01/24	7/11 at 100.00	N/R	1,707,560

Nuveen Investments	69

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
$475	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	$402,434
330	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	275,144
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,365	6.875%, 8/01/31	No Opt. Call	BBB+	1,369,286
1,135	7.000%, 8/01/41	No Opt. Call	BBB+	1,124,967
1,720	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	1,696,918
575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	543,743
43,580	Total Health Care			40,945,329
	Housing/Multifamily – 3.9% (2.6% of Total Investments)
2,000	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 5.500%, 4/01/32 (Mandatory put 4/01/22) (Alternative Minimum Tax)	4/12 at 100.00	AAA	2,015,640
750	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	706,313
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A:
2,035	5.000%, 7/01/19 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,053,926
3,400	5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	2,847,874
740	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	611,706
8,925	Total Housing/Multifamily			8,235,459
	Housing/Single Family – 6.4% (4.4% of Total Investments)
860	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	840,203
2,865	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	2,737,536
3,930	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	3,686,458
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,347,697
1,510	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,393,896
355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2008-103-C, 5.200%, 10/01/28	10/17 at 100.00	AA+	358,923
2,400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	2,435,952
765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/11 at 100.00	Aa1	765,964
14,040	Total Housing/Single Family			13,566,629
	Industrials – 2.3% (1.6% of Total Investments)
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)	11/11 at 101.00	A1	2,005,580
2,750	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 – AMBAC Insured	7/12 at 101.00	A1	2,866,930
4,750	Total Industrials			4,872,510

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.9% (4.0% of Total Investments)
$1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	N/R	$1,468,365
4,905	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	N/R	3,995,907
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A, 5.000%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB+	957,930
500	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	493,360
	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006:
1,565	5.000%, 11/01/31	11/16 at 100.00	A	1,456,749
230	5.000%, 11/01/36	11/16 at 100.00	A	207,633
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Dr. Gertrude A. Barber Center Inc., Series 2000:
1,000	6.150%, 12/01/20 – RAAI Insured	8/11 at 100.00	BBB	1,001,050
2,000	5.900%, 12/01/30 – RAAI Insured	6/11 at 100.00	BBB	1,893,360
1,230	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/28	6/11 at 100.00	BB	925,673
13,930	Total Long-Term Care			12,400,027
	Materials – 2.3% (1.6% of Total Investments)
1,190	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	1,190,226
4,500	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/11 at 100.00	N/R	3,646,080
5,690	Total Materials			4,836,306
	Tax Obligation/General – 16.8% (11.4% of Total Investments)
3,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29	8/19 at 100.00	Aa2	3,160,440
	Harrisburg Redevelopment Authority, Dauphin County, Pennsylvania, Guaranteed Revenue Bonds, Series 1998B:
1,750	0.000%, 5/01/22 – AGM Insured	5/16 at 75.56	AA+	860,703
2,750	0.000%, 11/01/22 – AGM Insured	5/16 at 73.64	AA+	1,306,690
2,750	0.000%, 5/01/23 – AGM Insured	5/16 at 71.71	AA+	1,246,575
260	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/23	9/17 at 100.00	Aaa	285,990
2,115	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – AGM Insured	5/16 at 100.00	Aa2	2,266,878
4,835	Pennsylvania State, General Obligation Bonds, Series 2007, Residuals 1986, 12.519%, 3/01/15 (IF)	No Opt. Call	Aa1	5,308,008
1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	1,463,220
3,775	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	3,772,093
2,700	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA+	2,983,500
6,710	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	1,985,422
2,250	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	N/R	1,865,385
940	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	832,915
	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Conneaut School District, Series 2003:
360	5.250%, 11/01/21 – FGIC Insured	11/13 at 100.00	A	378,058
490	5.250%, 11/01/22 – FGIC Insured	11/13 at 100.00	A	512,770

Nuveen Investments	71

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, York City School District, Series 2003, 4.000%, 5/01/21 – AGM Insured	5/13 at 100.00	Aa3	$1,513,680
1,535	Stroudsburg Area School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2001A, 5.000%, 4/01/19 – AGM Insured	4/12 at 100.00	AA+	1,584,258
1,400	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – AGM Insured	9/15 at 100.00	AA+	1,566,264
2,400	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,423,880
43,020	Total Tax Obligation/General			35,316,729
	Tax Obligation/Limited – 8.4% (5.7% of Total Investments)
1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,444,290
1,950	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	1,968,915
5,015	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA+	5,315,950
6,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	A3	5,858,160
2,880	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	644,803
2,405	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	2,521,667
19,750	Total Tax Obligation/Limited			17,753,785
	Transportation – 20.1% (13.7% of Total Investments)
650	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	695,110
1,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	1,462,122
4,600	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	4,383,984
2,200	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.000%, 12/01/38	No Opt. Call	Aa3	2,157,936
5,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	3,803,580
3,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2001R, 5.000%, 12/01/30 – AMBAC Insured	12/11 at 101.00	Aa3	3,561,558
2,680	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	2,810,516
1,400	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	1,302,728
3,250	Philadelphia Airport System, Pennsylvania, Revenue Bonds, Series 2005A, 4.750%, 6/15/35 – NPFG Insured (Alternative Minimum Tax)	6/15 at 100.00	A+	2,781,350
12,500	Philadelphia Authority for Industrial Development, Pennsylvania, Airport Revenue Bonds, Philadelphia Airport System Project, Series 2001A, 5.250%, 7/01/28 – FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	11,973,875
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB	1,998,420
6,700	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	5,449,579
46,535	Total Transportation			42,380,758

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 19.7% (13.4% of Total Investments) (4)
$1,200	Butler County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/15/23 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 100.00	A+ (4)	$1,322,340
1,615	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.250%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	A3 (4)	1,822,091
1,230	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2002, 5.250%, 11/01/16 (Pre-refunded 11/01/12) – AMBAC Insured	11/12 at 100.00	N/R (4)	1,308,536
2,600	Norristown Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2003, 5.000%, 9/01/24 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	N/R (4)	2,810,626
735	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	No Opt. Call	Aaa	827,698
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, Series 2001, 5.000%, 7/15/31 (Pre-refunded 7/15/11) – NPFG Insured	7/11 at 101.00	Aaa	1,530,060
3,905	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.000%, 1/01/32 (Pre-refunded 1/01/13)	1/13 at 100.00	A1 (4)	4,175,851
3,200	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	3,774,720
1,000	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18 (Pre-refunded 1/01/16)	1/16 at 100.00	Aa1 (4)	1,160,040
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
470	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	548,354
790	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	926,954
	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993:
225	6.500%, 12/01/11 (ETM)	No Opt. Call	AAA	232,346
3,740	6.650%, 12/01/19 (ETM)	No Opt. Call	AAA	4,577,423
	Sayre Health Care Facility Authority, Pennsylvania, Revenue Bonds, Latrobe Area Hospital, Series 2002A:
1,700	5.250%, 7/01/14 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,792,905
1,200	5.250%, 7/01/15 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	1,265,580
1,015	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1 (4)	1,158,003
	State Public School Building Authority, Berkes County, Pennsylvania, School Revenue Bonds, Brandywine Heights Area School District, Series 2003:
1,930	5.000%, 2/01/20 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa3 (4)	2,074,345
1,955	5.000%, 2/01/21 (Pre-refunded 2/01/13) – FGIC Insured	2/13 at 100.00	Aa3 (4)	2,101,214
4,050	State Public School Building Authority, Pennsylvania, Lease Revenue Bonds, Philadelphia School District, Series 2003, 5.000%, 6/01/33 (Pre-refunded 6/01/13) – AGM Insured	6/13 at 100.00	AAA	4,410,288
2,500	West Cornwall Township Municipal Authority, Pennsylvania, College Revenue Bonds, Elizabethtown College Project, Series 2001, 5.900%, 12/15/18 (Pre-refunded 12/15/11)	12/11 at 100.00	BBB+ (4)	2,586,950
845	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	AAA	1,002,947
37,405	Total U.S. Guaranteed			41,409,271
	Utilities – 5.4% (3.7% of Total Investments)
1,125	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	1,178,483
2,000	Indiana County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, PSEG Power LLC, Series 2001A, 5.850%, 6/01/27 (Alternative Minimum Tax)	6/12 at 101.00	Baa1	1,949,080
2,150	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	BBB+	1,975,764
700	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+	706,265
1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA+	1,046,020

Nuveen Investments	73

Nuveen Pennsylvania Premium Income Municipal Fund 2 (continued)
NPY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$5,050	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	$4,541,516
12,025	Total Utilities			11,397,128
	Water and Sewer – 10.9% (7.4% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A:
1,900	5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1	1,992,340
2,120	5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	2,193,351
545	5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	A1	546,302
2,500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA+	2,569,650
4,000	Bucks County Industrial Development Authority, Pennsylvania, Water Facility Revenue Bonds, Pennsylvania Suburban Water Company, Series 2002, 5.550%, 9/01/32 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AA–	4,003,160
2,000	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+	1,830,640
1,600	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	1,563,855
	Norristown Municipal Waste Authority, Pennsylvania, Sewer Revenue Bonds, Series 2003:
1,140	5.125%, 11/15/22 – FGIC Insured	11/13 at 100.00	N/R	1,151,627
2,535	5.125%, 11/15/23 – FGIC Insured	11/13 at 100.00	N/R	2,549,398
500	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	504,604
2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA+	2,070,220
2,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA+	2,002,179
22,840	Total Water and Sewer			22,977,326
$326,925	Total Investments (cost $311,379,614) – 146.9%			309,637,875
	Floating Rate Obligations – (5.9)%			(12,385,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (47.4)% (5)			(100,000,000)
	Other Assets Less Liabilities – 6.4%			13,586,286
	Net Assets Applicable to Common Shares – 100%			$210,839,161

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

74	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund
NXM	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 2.2% (1.5% of Total Investments)
$1,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$1,008,450
	Education and Civic Organizations – 23.9% (16.1% of Total Investments)
100	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	96,997
235	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A, 4.750%, 2/15/26	2/16 at 100.00	Baa3	202,495
700	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	640,507
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	598,932
300	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	247,368
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
295	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	309,381
145	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	151,097
160	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	136,618
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	192,134
1,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/27 – NPFG Insured	8/15 at 100.00	A1	1,017,110
75	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	65,633
1,000	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2002W, 5.000%, 6/15/19 – AMBAC Insured	6/12 at 100.00	Aa2	1,036,140
900	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	911,250
220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	207,255
540	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	505,003
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Moravian College, Series 2001, 5.375%, 7/01/31 – RAAI Insured	7/11 at 100.00	N/R	1,381,155
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	754,068
350	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2002, 5.500%, 1/01/16	1/13 at 100.00	A1	368,494
1,000	Pennsylvania State University, General Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	1,025,430
470	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	329,437
110	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	105,255
230	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	202,154
500	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	505,640
150	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	139,113
11,600	Total Education and Civic Organizations			11,128,666

Nuveen Investments	75

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care – 18.4% (12.3% of Total Investments)
$550	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	$420,134
520	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	487,578
200	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Baa3	196,936
80	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	72,088
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	769,419
230	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	182,933
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	510,252
650	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA+	621,023
250	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	253,238
1,025	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA+	964,812
140	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	124,550
165	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	166,002
1,495	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,385,118
25	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	7/11 at 100.00	N/R	21,345
1,000	Washington County Hospital Authority, Pennsylvania, Revenue Bonds, Monongahela Valley Hospital Project, Series 2002, 5.500%, 6/01/17	6/12 at 101.00	A3	1,024,990
750	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 6.250%, 1/01/32	1/12 at 100.00	BBB+	727,928
625	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	616,613
9,140	Total Health Care			8,544,959
	Housing/Multifamily – 1.7% (1.2% of Total Investments)
150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	141,263
700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	586,327
100	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	82,663
950	Total Housing/Multifamily			810,253
	Housing/Single Family – 7.1% (4.8% of Total Investments)
1,215	Allegheny County Residential Finance Authority, Pennsylvania, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1998DD-2, 5.400%, 11/01/29 (Alternative Minimum Tax)	11/11 at 100.00	Aaa	1,214,891
320	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	312,632
605	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	578,084
475	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A, 4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	445,564

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	$364,628
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	405,992
3,410	Total Housing/Single Family			3,321,791
	Industrials – 7.1% (4.8% of Total Investments)
2,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Amtrak Project, Series 2001A, 6.250%, 11/01/31 (Alternative Minimum Tax)	11/11 at 101.00	A1	2,005,580
1,250	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/17 – AMBAC Insured	7/12 at 101.00	A1	1,303,150
3,250	Total Industrials			3,308,730
	Long-Term Care – 20.3% (13.6% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
220	5.750%, 1/01/27	1/17 at 100.00	N/R	181,394
360	5.750%, 1/01/37	1/17 at 100.00	N/R	272,534
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	N/R	978,910
265	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	N/R	215,885
230	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	226,946
200	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	180,550
2,100	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Willow Valley Retirement Communities Project, Series 2001, 5.875%, 6/01/31	12/11 at 100.00	A–	2,079,126
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	175,243
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	677,282
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
1,240	5.250%, 6/01/14	6/11 at 100.00	BB	1,177,938
50	5.125%, 6/01/18	6/11 at 100.00	BB	43,658
	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B:
670	5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	Baa1	670,496
2,875	5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	Baa1	2,576,460
10,180	Total Long-Term Care			9,456,422
	Materials – 4.2% (2.8% of Total Investments)
350	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	353,336
210	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	210,040
750	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	772,335
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/11 at 100.00	N/R	607,680
2,060	Total Materials			1,943,391

Nuveen Investments	77

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 13.9% (9.3% of Total Investments)
$500	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	A+	$504,040
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	365,805
840	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	839,353
3,000	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Refunding Bonds, Series 2002A, 5.500%, 9/01/14 – AGM Insured	No Opt. Call	AA+	3,341,130
2,220	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	656,876
160	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	141,773
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	605,970
7,695	Total Tax Obligation/General			6,454,947
	Tax Obligation/Limited – 14.1% (9.4% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	No Opt. Call	N/R	899,320
450	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	433,287
425	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	429,123
1,000	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA+	1,156,320
1,000	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA+	1,060,010
1,500	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/19 – FGIC Insured	4/12 at 100.00	A2	1,539,870
750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3	679,755
630	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	141,051
250	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	204,363
7,005	Total Tax Obligation/Limited			6,543,099
	Transportation – 12.4% (8.3% of Total Investments)
130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	139,022
680	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	671,786
1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	953,040
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
880	0.000%, 12/01/34	12/20 at 100.00	AA	650,434
250	5.000%, 12/01/38	No Opt. Call	Aa3	245,220
420	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	440,454

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	$139,578
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	792,190
1,820	Philadelphia Authority for Industrial Development, Pennsylvania, Airport Revenue Bonds, Philadelphia Airport System Project, Series 2001A, 5.250%, 7/01/28 – FGIC Insured (Alternative Minimum Tax)	7/11 at 101.00	A+	1,743,396
6,330	Total Transportation			5,775,120
	U.S. Guaranteed – 16.9% (11.3% of Total Investments) (4)
2,250	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, George School Project, Series 2001, 5.125%, 9/15/31 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 100.00	N/R (4)	2,289,353
1,000	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R (4)	1,116,320
1,000	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 2001, 6.000%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 100.00	BBB (4)	1,023,970
200	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Pre-refunded 6/01/11) (Alternative Minimum Tax)	6/11 at 103.00	B1 (4)	206,980
300	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18 (Pre-refunded 10/01/16)	10/16 at 100.00	Aa1 (4)	353,880
255	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	297,511
350	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/18 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	385,340
130	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	159,217
1,700	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B, 5.625%, 8/01/18 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	1,810,261
170	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1 (4)	193,950
7,355	Total U.S. Guaranteed			7,836,782
	Utilities – 3.6% (2.4% of Total Investments)
500	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+	523,769
140	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+	141,252
1,105	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	993,737
1,745	Total Utilities			1,658,758
	Water and Sewer – 3.3% (2.2% of Total Investments)
500	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 2004, 5.000%, 11/15/20 – AGM Insured	11/14 at 100.00	AA+	513,929
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+	549,191

Nuveen Investments	79

Nuveen Pennsylvania Dividend Advantage Municipal Fund (continued)
NXM	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	$390,964
100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	100,921
1,600	Total Water and Sewer			1,555,005
$73,320	Total Investments (cost $70,571,889) – 149.1%			69,346,373
	Floating Rate Obligations – (2.3)%			(1,070,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (49.9)% (5)			(23,190,000)
	Other Assets Less Liabilities – 3.1%			1,434,410
	Net Assets Applicable to Common Shares – 100%			$46,520,783
(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

80	Nuveen Investments

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2
NVY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations – 19.4% (12.7% of Total Investments)
$1,000	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	$969,970
800	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.500%, 10/15/25	10/15 at 102.00	N/R	732,008
720	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	598,932
450	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	371,052
	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
340	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	356,575
165	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	171,938
1,335	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/17 – FGIC Insured	8/13 at 100.00	A1	1,435,152
180	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	153,695
200	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB+	192,134
80	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	70,008
1,050	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	1,063,125
285	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	268,490
610	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	570,466
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	861,792
530	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	371,493
120	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	114,823
270	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	5/16 at 100.00	BBB–	237,311
500	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	505,640
1,000	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/20	4/13 at 100.00	Aa2	1,070,500
50	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	46,371
10,485	Total Education and Civic Organizations			10,161,475
	Health Care – 14.7% (9.7% of Total Investments)
625	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	477,425
600	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	562,590
300	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Baa3	295,404

Nuveen Investments	81

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$95	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	$85,605
835	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	769,419
270	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006, 5.900%, 7/01/40	7/16 at 100.00	N/R	214,747
600	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Series 2002, 5.900%, 11/15/28	11/12 at 101.00	BB+	510,252
740	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 – AGM Insured	7/18 at 100.00	AA+	707,011
1,155	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA+	1,087,178
160	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	142,342
175	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	176,062
300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	277,950
1,450	Washington County Hospital Authority, Pennsylvania, Revenue Bonds, Monongahela Valley Hospital Project, Series 2002, 6.250%, 6/01/22	6/12 at 101.00	A3	1,482,567
600	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 6.250%, 1/01/32	1/12 at 100.00	BBB+	582,342
335	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.500%, 1/01/36	1/21 at 100.00	BBB+	330,504
8,240	Total Health Care			7,701,398
	Housing/Multifamily – 1.8% (1.2% of Total Investments)
200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	188,350
800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	670,088
120	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	99,196
1,120	Total Housing/Multifamily			957,634
	Housing/Single Family – 6.7% (4.4% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A:
175	4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	170,972
185	4.950%, 10/01/26 (Alternative Minimum Tax) (UB)	4/15 at 100.00	AA+	180,741
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A:
520	5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	496,865
355	5.150%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	339,205
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-95A:
245	4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	229,817
225	4.900%, 10/01/37 (Alternative Minimum Tax) (UB)	10/15 at 100.00	AA+	211,057
1,100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,094,071
430	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	396,937
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2011-112, 5.000%, 10/01/25	10/20 at 100.00	AA+	405,992
3,635	Total Housing/Single Family			3,525,657

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 5.9% (3.9% of Total Investments)
$3,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	$3,106,290
	Long-Term Care – 9.6% (6.3% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
250	5.750%, 1/01/27	1/17 at 100.00	N/R	206,130
400	5.750%, 1/01/37	1/17 at 100.00	N/R	302,816
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	N/R	978,910
300	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007, 5.000%, 1/01/36	1/17 at 100.00	N/R	244,398
300	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	296,016
205	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	185,064
185	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	175,243
785	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	677,282
	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
1,260	5.250%, 6/01/14	6/11 at 100.00	BB	1,196,937
50	5.125%, 6/01/18	6/11 at 100.00	BB	43,658
750	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	Baa1	750,555
5,485	Total Long-Term Care			5,057,009
	Materials – 4.4% (2.9% of Total Investments)
400	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, United States Steel Corporation, Series 2005, 5.500%, 11/01/16	No Opt. Call	BB	403,812
280	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	280,053
1,000	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	1,029,780
750	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)	11/11 at 100.00	N/R	607,680
2,430	Total Materials			2,321,325
	Tax Obligation/General – 22.7% (14.9% of Total Investments)
1,740	Butler County, Pennsylvania, Butler Area School District, General Obligation Bonds, Series 2002A, 5.375%, 10/01/26 – FGIC Insured	10/12 at 100.00	BBB	1,761,402
4,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17 (UB)	No Opt. Call	A+	4,512,280
	Greensburg Salem School District, Westmoreland County, Pennsylvania, General Obligation Refunding Bonds, Series 2002:
725	5.375%, 9/15/15 – FGIC Insured	9/12 at 100.00	A+	765,876
1,000	5.375%, 9/15/16 – FGIC Insured	9/12 at 100.00	A+	1,056,380
375	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	365,805
725	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	754,812
950	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	949,269

Nuveen Investments	83

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$225	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA+	$248,625
2,510	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	A	742,684
180	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	159,494
600	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	605,970
13,030	Total Tax Obligation/General			11,922,597
	Tax Obligation/Limited – 23.0% (15.1% of Total Investments)
1,000	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	No Opt. Call	N/R	899,320
1,500	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2009C, 5.125%, 10/01/36 – AGC Insured	10/19 at 100.00	AA+	1,498,875
4,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/11 at 100.00	Baa1	3,768,200
610	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	615,917
1,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA+	1,387,584
	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A:
1,000	5.500%, 4/15/18 – FGIC Insured	4/12 at 100.00	A2	1,029,430
1,750	5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A2	1,788,500
800	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3	725,072
710	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/32 – FGIC Insured	No Opt. Call	A3	158,962
250	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	204,363
12,820	Total Tax Obligation/Limited			12,076,223
	Transportation – 9.9% (6.5% of Total Investments)
130	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Revenue Bonds, Series 2003, 5.250%, 7/01/17	7/13 at 100.00	A2	139,022
720	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	711,302
1,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.875%, 6/01/33 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	953,040
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
875	0.000%, 12/01/34	12/20 at 100.00	AA	646,739
250	5.000%, 12/01/38	No Opt. Call	Aa3	245,220
670	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	702,629
150	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	139,578
1,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	792,190

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$1,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	Baa3	$860,910
5,795	Total Transportation			5,190,630
	U.S. Guaranteed – 21.4% (14.0% of Total Investments) (4)
1,155	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Pennswood Village Project, Series 2002A, 6.000%, 10/01/34 (Pre-refunded 10/01/12)	10/12 at 101.00	N/R (4)	1,252,817
1,000	Cumberland County Municipal Authority, Pennsylvania, Retirement Community Revenue Bonds, Wesley Affiliated Services Inc., Series 2002A, 7.125%, 1/01/25 (Pre-refunded 1/01/13)	1/13 at 101.00	N/R (4)	1,116,320
325	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 2001, 6.000%, 10/01/31 (Pre-refunded 10/01/11)	10/11 at 100.00	BBB (4)	332,790
2,000	Grove City Area Hospital Authority, Mercer County, Pennsylvania, Revenue Bonds, County Guaranteed, Woodland Place Project, Series 2002, 5.400%, 3/01/31 (Pre-refunded 3/01/12) – FGIC Insured	3/12 at 100.00	BBB (4)	2,082,820
1,100	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2002B, 0.000%, 11/15/21 (Pre-refunded 11/15/12) – NPFG Insured	11/12 at 57.98	N/R (4)	628,265
225	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Reliant Energy Inc., Series 2003A, 6.750%, 12/01/36 (Pre-refunded 6/01/11) (Alternative Minimum Tax)	6/11 at 103.00	B1 (4)	232,853
1,445	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2001, 5.500%, 7/15/33 (Pre-refunded 7/15/11) – AMBAC Insured	7/11 at 101.00	Aa3 (4)	1,475,490
315	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R (4)	367,514
1,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.250%, 8/01/20 (Pre-refunded 8/01/13) – AGM Insured	8/13 at 100.00	AA+ (4)	1,816,601
50	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	61,238
1,500	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+ (4)	1,558,440
225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1 (4)	256,700
25	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 6.150%, 1/01/21 (Pre-refunded 1/01/12)	1/12 at 100.00	BBB+ (4)	25,970
11,015	Total U.S. Guaranteed			11,207,818
	Utilities – 2.4% (1.6% of Total Investments)
145	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+	146,298
1,240	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 – AMBAC Insured	10/17 at 100.00	BBB+	1,115,144
1,385	Total Utilities			1,261,442

Nuveen Investments	85

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (continued)
NVY	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 10.4% (6.8% of Total Investments)
$4,500	Bucks County Industrial Development Authority, Pennsylvania, Water Facility Revenue Bonds, Pennsylvania Suburban Water Company, Series 2002, 5.550%, 9/01/32 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	AA–	$4,503,555
600	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+	549,191
400	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A	390,963
5,500	Total Water and Sewer			5,443,709
$83,940	Total Investments (cost $80,779,177) – 152.3%			79,933,207
	Floating Rate Obligations – (8.3)%			(4,370,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.8)% (5)			(24,550,000)
	Other Assets Less Liabilities – 2.8%			1,456,484
	Net Assets Applicable to Common Shares – 100%			$52,469,691

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.7%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

86	Nuveen Investments

Nuveen Pennsylvania Municipal Value Fund
NPN	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 3.5% (3.7% of Total Investments)
$650	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	$638,040
	Education and Civic Organizations – 9.6% (9.9% of Total Investments)
675	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30	10/18 at 100.00	BBB	666,583
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39	2/19 at 100.00	A+	506,695
500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	425,450
50	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, MaST Charter School Project, Series 2010, 6.000%, 8/01/35	8/20 at 100.00	BBB+	47,843
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	92,742
1,825	Total Education and Civic Organizations			1,739,313
	Health Care – 27.1% (27.9% of Total Investments)
750	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.500%, 8/15/34	No Opt. Call	Aa3	733,560
750	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	744,518
350	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.000%, 8/01/24	8/16 at 100.00	Baa3	325,882
350	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	328,314
500	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	515,910
250	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/11 at 100.00	BBB	250,090
1,200	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	1,000,521
745	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A1	774,040
200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	204,384
5,095	Total Health Care			4,877,219
	Housing/Multifamily – 4.6% (4.7% of Total Investments)
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	47,088
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aaa	780,176
850	Total Housing/Multifamily			827,264
	Housing/Single Family – 4.3% (4.4% of Total Investments)
800	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2009-105-C, 5.000%, 10/01/39	4/19 at 100.00	AA+	777,504

Nuveen Investments	87

Nuveen Pennsylvania Municipal Value Fund (continued)
NPN	Portfolio of Investments
April 30, 2011

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 4.2% (4.4% of Total Investments)
$750	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Communities Revenue Bonds, ACTS Retirement – Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29	11/19 at 100.00	BBB+	$761,865
	Tax Obligation/General – 4.0% (4.1% of Total Investments)
700	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	721,343
	Tax Obligation/Limited – 16.5% (16.9% of Total Investments)
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	533,407
1,075	Harrisburg Parking Authority, Dauphin County, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007R, 4.250%, 5/15/21 – SYNCORA GTY Insured	11/16 at 100.00	N/R	909,912
750	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A2	772,373
750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	751,365
3,125	Total Tax Obligation/Limited			2,967,057
	Transportation – 5.5% (5.7% of Total Investments)
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–	237,101
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
580	0.000%, 12/01/34	12/20 at 100.00	AA	428,695
100	5.000%, 12/01/38	No Opt. Call	Aa3	98,088
50	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2009B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	46,526
30	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003A, 5.000%, 1/01/28 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	Baa3	25,827
200	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3	162,674
1,200	Total Transportation			998,911
	U.S. Guaranteed – 0.0% (0.0% of Total Investments) (4)
5	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA	5,909
	Utilities – 2.8% (2.9% of Total Investments)
500	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	7/11 at 100.00	BB+	500,960
	Water and Sewer – 15.0% (15.4% of Total Investments)
750	Chester County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania Inc. Project, Series 2007A, 5.000%, 2/01/40 – FGIC Insured	2/17 at 100.00	AA–	696,593
750	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.712%, 6/15/33 (IF)	6/19 at 100.00	AA+	752,790

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A:
$750	5.250%, 1/01/32	1/19 at 100.00	A1	$756,540
500	5.250%, 1/01/36	1/19 at 100.00	A1	491,140
2,750	Total Water and Sewer			2,697,063
$18,250	Total Investments (cost $16,935,624) – 97.1%			17,512,448
	Other Assets Less Liabilities – 2.9%			516,242
	Net Assets Applicable to Common Shares – 100%			$18,028,690

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	89

Statement of
Assets & Liabilities
April 30, 2011

	New Jersey Investment Quality (NQJ )	New Jersey Premium Income (NNJ )	New Jersey Dividend Advantage (NXJ )	New Jersey Dividend Advantage 2 (NUJ )	New Jersey Municipal Value (NJV	)
Assets
Investments, at value (cost $421,705,226, $256,390,870, $136,003,695, $97,729,320 and $23,459,225, respectively)	$410,067,184	$253,504,215	$131,066,009	$94,476,145	$24,071,540
Cash	8,091,052	2,827,276	1,067,824	490,314	118,823
Receivables:
Interest	7,018,244	4,043,628	2,218,662	1,654,353	416,645
Investments sold	—	—	—	—	—
Deferred offering costs	776,708	616,388	903,931	764,799	—
Other assets	154,592	97,503	15,930	11,432	120
Total assets	426,107,780	261,089,010	135,272,356	97,397,043	24,607,128
Liabilities
Floating rate obligations	—	—	—	—	1,500,000
Payables:
Common share dividends	1,225,587	708,056	433,320	312,030	89,383
Interest	—	—	106,047	58,413	—
Investments purchased	—	75,685	—	202,990	—
Offering costs	277,516	271,967	368,750	191,995	—
MuniFund Term Preferred (MTP) shares, at liquidation value	—	—	44,861,000	35,050,000	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	144,300,000	88,600,000	—	—	—
Accrued expenses:
Management fees	215,593	133,484	70,186	46,237	11,515
Other	121,096	87,522	34,432	32,465	25,470
Total liabilities	146,139,792	89,876,714	45,873,735	35,894,130	1,626,368
Net assets applicable to Common shares	$279,967,988	$171,212,296	$89,398,621	$61,502,913	$22,980,760
Common shares outstanding	20,453,722	12,036,596	6,569,912	4,523,313	1,560,787
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$13.69	$14.22	$13.61	$13.60	$14.72
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$204,537	$120,366	$65,699	$45,233	$15,608
Paid-in surplus	288,688,845	171,855,376	93,302,558	64,079,893	22,286,072
Undistributed (Over-distribution of) net investment income	4,215,712	2,849,697	1,417,049	927,258	81,348
Accumulated net realized gain (loss)	(1,503,064)	(726,488)	(448,999)	(296,296)	(14,583)
Net unrealized appreciation (depreciation)	(11,638,042)	(2,886,655)	(4,937,686)	(3,253,175)	612,315
Net assets applicable to Common shares	$279,967,988	$171,212,296	$89,398,621	$61,502,913	$22,980,760
Authorized shares:
Common	200,000,000	200,000,000	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (“ARPS”)	1,000,000	1,000,000	Unlimited	Unlimited	N/A
MTP	—	—	—	Unlimited	—
VRDP	Unlimited	Unlimited	—	—	—
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

90	Nuveen Investments

	Pennsylvania Investment Quality (NQP )	Pennsylvania Premium Income 2 (NPY )	Pennsylvania Dividend Advantage (NXM )	Pennsylvania Dividend Advantage 2 (NVY )	Pennsylvania Municipal Value (NPN	)
Assets
Investments, at value (cost $359,425,221, $311,379,614, $70,571,889, $80,779,177 and $16,935,624, respectively)	$356,951,589	$309,637,875	$69,346,373	$79,933,207	$17,512,448
Cash	1,472,800	10,827,472	98,547	274,151	294,948
Receivables:
Interest	5,684,395	5,174,672	1,166,538	1,113,860	319,218
Investments sold	5,370,000	60,000	70,000	5,000	—
Deferred offering costs	684,469	649,086	604,974	630,338	—
Other assets	123,704	112,298	8,311	29,515	90
Total assets	370,286,957	326,461,403	71,294,743	81,986,071	18,126,704
Liabilities
Floating rate obligations	26,715,000	12,385,000	1,070,000	4,370,000	—
Payables:
Common share dividends	1,045,874	981,099	228,891	269,160	63,986
Interest	—	—	40,583	43,985	—
Investments purchased	2,552,644	1,701,762	—	—	—
Offering costs	291,711	298,175	178,559	213,435	—
MuniFund Term Preferred (MTP) shares, at liquidation value	—	—	23,190,000	24,550,000	—
Variable Rate Demand Preferred (VRDP) shares, at liquidation value	112,500,000	100,000,000	—	—	—
Accrued expenses:
Management fees	173,183	159,808	36,282	38,428	9,524
Other	103,452	96,398	29,645	31,372	24,504
Total liabilities	143,381,864	115,622,242	24,773,960	29,516,380	98,014
Net assets applicable to Common shares	$226,905,093	$210,839,161	$46,520,783	$52,469,691	$18,028,690
Common shares outstanding	16,080,898	15,595,551	3,321,984	3,726,116	1,219,352
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.11	$13.52	$14.00	$14.08	$14.79
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$160,809	$155,956	$33,220	$37,261	$12,194
Paid-in surplus	227,895,209	213,687,401	47,112,058	52,757,672	17,430,831
Undistributed (Over-distribution of) net investment income	3,488,103	3,381,190	691,337	822,618	8,923
Accumulated net realized gain (loss)	(2,165,396)	(4,643,647)	(90,316)	(301,890)	(82)
Net unrealized appreciation (depreciation)	(2,473,632)	(1,741,739)	(1,225,516)	(845,970)	576,824
Net assets applicable to Common shares	$226,905,093	$210,839,161	$46,520,783	$52,469,691	$18,028,690
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Auction Rate Preferred Shares (“ARPS”)	Unlimited	Unlimited	Unlimited	Unlimited	N/A
MTP	—	—	Unlimited	Unlimited	—
VRDP	Unlimited	Unlimited	—	—	—
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	91

Statement of
Operations
Year Ended April 30, 2011

	New Jersey Investment Quality (NQJ )	New Jersey Premium Income (NNJ )	New Jersey Dividend Advantage (NXJ )	New Jersey Dividend Advantage 2 (NUJ )	New Jersey Municipal Value (NJV )
Investment Income	$21,783,159	$13,153,905	$6,997,889	$5,000,869	$1,488,050
Expenses
Management fees	2,724,737	1,682,009	885,296	625,163	149,246
Auction fees	160,003	103,066	55,482	16,895	N/A
Dividend disbursing agent fees	15,014	15,890	10,000	10,000	N/A
Shareholders’ servicing agent fees and expenses	29,925	18,496	1,520	12,562	164
Interest expense and amortization of offering costs	560,305	347,447	138,226	506,533	13,301
Liquidity fees on VRDP shares	802,210	492,555	—	—	—
Custodian’s fees and expenses	83,394	57,297	33,017	26,312	9,419
Directors’/Trustees’ fees and expenses	11,583	7,098	4,271	2,792	571
Professional fees	31,944	27,036	83,484	21,348	19,203
Shareholders’ reports – printing and mailing expenses	64,948	41,485	24,682	21,779	7,198
Stock exchange listing fees	9,089	9,089	913	628	270
Other expenses	3,464	4,775	11,948	13,500	4,670
Total expenses before custodian fee credit and expense reimbursement	4,496,616	2,806,243	1,248,839	1,257,512	204,042
Custodian fee credit	(9,196)	(2,203)	(1,920)	(1,915)	(54)
Expense reimbursement	—	—	(64,541)	(94,842)	—
Net expenses	4,487,420	2,804,040	1,182,378	1,160,755	203,988
Net investment income	17,295,739	10,349,865	5,815,511	3,840,114	1,284,062
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,061,298)	(738,378)	(458,296)	(299,168)	(9,202)
Change in net unrealized appreciation (depreciation) of investments	(14,015,249)	(8,286,977)	(5,465,315)	(3,373,715)	(1,779,254)
Net realized and unrealized gain (loss)	(15,076,547)	(9,025,355)	(5,923,611)	(3,672,883)	(1,788,456)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(208,792)	(131,586)	(177,530)	(64,953)	N/A
From accumulated net realized gains	—	—	(1,845)	—	N/A
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(208,792)	(131,586)	(179,375)	(64,953)	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	$2,010,400	$1,192,924	$(287,475)	$102,278	$(504,394)
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

92	Nuveen Investments

	Pennsylvania Investment Quality (NQP )	Pennsylvania Premium Income 2 (NPY )	Pennsylvania Dividend Advantage (NXM )	Pennsylvania Dividend Advantage 2 (NVY )	Pennsylvania Municipal Value (NPN )
Investment Income	$18,702,528	$16,718,040	$3,728,108	$4,241,592	$1,117,886
Expenses
Management fees	2,186,209	2,016,439	457,716	521,297	120,949
Auction fees	128,373	113,885	9,994	12,611	N/A
Dividend disbursing agent fees	10,904	15,890	10,000	10,000	N/A
Shareholders’ servicing agent fees and expenses	32,576	27,697	12,589	9,550	164
Interest expense and amortization of offering costs	588,417	495,764	367,361	386,710	—
Liquidity fees on VRDP shares	625,423	555,933	—	—	—
Custodian’s fees and expenses	69,122	63,087	22,083	22,481	8,110
Directors’/Trustees’ fees and expenses	9,254	8,475	2,091	2,275	439
Professional fees	28,541	27,679	20,681	21,425	18,967
Shareholders’ reports – printing and mailing expenses	58,469	53,911	18,405	20,112	7,300
Stock exchange listing fees	9,089	9,089	463	518	204
Other expenses	4,420	3,429	14,846	13,604	4,632
Total expenses before custodian fee credit and expense reimbursement	3,750,797	3,391,278	936,229	1,020,583	160,765
Custodian fee credit	(5,561)	(6,425)	(1,325)	(800)	(595)
Expense reimbursement	—	—	(33,296)	(79,094)	—
Net expenses	3,745,236	3,384,853	901,608	940,689	160,170
Net investment income	14,957,292	13,333,187	2,826,500	3,300,903	957,716
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	745,530	76,022	160,763	125,330	(2,036)
Change in net unrealized appreciation (depreciation) of investments	(12,501,791)	(9,453,123)	(2,308,027)	(2,323,297)	(848,014)
Net realized and unrealized gain (loss)	(11,756,261)	(9,377,101)	(2,147,264)	(2,197,967)	(850,050)
Distributions to Auction Rate Preferred Shareholders
From net investment income	(167,467)	(144,895)	(46,324)	(53,580)	N/A
From accumulated net realized gains	—	—	—	—	N/A
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(167,467)	(144,895)	(46,324)	(53,580)	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	$3,033,564	$3,811,191	$632,912	$1,049,356	$107,666
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	93

Statement of
Changes in Net Assets

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income	$17,295,739	$18,717,128	$10,349,865	$10,849,430
Net realized gain (loss) from investments	(1,061,298)	233,477	(738,378)	152,799
Change in net unrealized appreciation (depreciation) of investments	(14,015,249)	26,574,736	(8,286,977)	12,104,576
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(208,792)	(607,748)	(131,586)	(359,067)
From accumulated net realized gains	—	—	—	(54,178)
Net increase (decrease) in net assets applicable to Common shares from operations	2,010,400	44,917,593	1,192,924	22,693,560
Distributions to Common Shareholders
From net investment income	(16,874,323)	(15,463,016)	(9,863,992)	(8,895,046)
From accumulated net realized gains	(550,205)	—	(140,828)	(202,215)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(17,424,528)	(15,463,016)	(10,004,820)	(9,097,261)
Capital Share Transactions
Common shares:
Proceeds from sale, net of offering costs	—	—	—	—
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares	(15,414,128)	29,454,577	(8,811,896)	13,596,299
Net assets applicable to Common shares at the beginning of year	295,382,116	265,927,539	180,024,192	166,427,893
Net assets applicable to Common shares at the end of year	$279,967,988	$295,382,116	$171,212,296	$180,024,192
Undistributed (Over-distribution of) net investment income at the end of year	$4,215,712	$3,984,461	$2,849,697	$2,486,061

See accompanying notes to financial statements.

94	Nuveen Investments

	New Jersey Dividend Advantage (NXJ)		New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income	$5,815,511	$5,946,742	$3,840,114	$4,257,761	$1,284,062	$1,088,719
Net realized gain (loss) from investments	(458,296)	212,974	(299,168)	242,640	(9,202)	31,233
Change in net unrealized appreciation (depreciation) of investments	(5,465,315)	9,065,987	(3,373,715)	6,247,786	(1,779,254)	2,391,569
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(177,530)	(195,346)	(64,953)	(125,424)	N/A	N/A
From accumulated net realized gains	(1,845)	(11,965)	—	(28,590)	N/A	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	(287,475)	15,018,392	102,278	10,594,173	(504,394)	3,511,521
Distributions to Common Shareholders
From net investment income	(5,456,312)	(4,901,156)	(3,864,727)	(3,539,791)	(1,198,684)	(1,092,472)
From accumulated net realized gains	(157,678)	(47,303)	(172,338)	(116,187)	(38,395)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(5,613,990)	(4,948,459)	(4,037,065)	(3,655,978)	(1,237,079)	(1,092,472)
Capital Share Transactions
Common shares:
Proceeds from sale, net of offering costs	—	—	—	—	—	1,412,160
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	27,622	16,041	—	—
Repurchased and retired	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	—	27,622	16,041	—	1,412,160
Net increase (decrease) in net assets applicable to Common shares	(5,901,465)	10,069,933	(3,907,165)	6,954,236	(1,741,473)	3,831,209
Net assets applicable to Common shares at the beginning of year	95,300,086	85,230,153	65,410,078	58,455,842	24,722,233	20,891,024
Net assets applicable to Common shares at the end of year	$89,398,621	$95,300,086	$61,502,913	$65,410,078	$22,980,760	$24,722,233
Undistributed (Over-distribution of) net investment income at the end of year	$1,417,049	$1,216,150	$927,258	$921,270	$81,348	$(3,755)
N/A – Fund is not authorized to issue ARPS.

See accompanying notes to financial statements.

Nuveen Investments	95

Statement of
Changes in Net Assets (continued)

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income	$14,957,292	$15,528,056	$13,333,187	$14,161,218
Net realized gain (loss) from investments	745,530	773,454	76,022	631,514
Change in net unrealized appreciation (depreciation) of investments	(12,501,791)	17,712,020	(9,453,123)	19,352,139
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(167,467)	(496,083)	(144,895)	(452,125)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	3,033,564	33,517,447	3,811,191	33,692,746
Distributions to Common Shareholders
From net investment income	(14,496,933)	(12,820,803)	(13,084,668)	(12,032,678)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(14,496,933)	(12,820,803)	(13,084,668)	(12,032,678)
Capital Share Transactions
Common shares:
Proceeds from sale, net of offering costs	—	—	—	—
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	—	—
Repurchased and retired	—	(681,095)	—	(285,937)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(681,095)	—	(285,937)
Net increase (decrease) in net assets applicable to Common shares	(11,463,369)	20,015,549	(9,273,477)	21,374,131
Net assets applicable to Common shares at the beginning of year	238,368,462	218,352,913	220,112,638	198,738,507
Net assets applicable to Common shares at the end of year	$226,905,093	$238,368,462	$210,839,161	$220,112,638
Undistributed (Over-distribution of) net investment income at the end of year	$3,488,103	$3,207,009	$3,381,190	$3,280,219

See accompanying notes to financial statements.

96	Nuveen Investments

	Pennsylvania Dividend Advantage (NXM)		Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income	$2,826,500	$3,195,336	$3,300,903	$3,629,769	$957,716	$843,167
Net realized gain (loss) from investments	160,763	165,906	125,330	271,629	(2,036)	12,525
Change in net unrealized appreciation (depreciation) of investments	(2,308,027)	4,967,411	(2,323,297)	4,435,061	(848,014)	1,424,838
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(46,324)	(87,707)	(53,580)	(76,694)	N/A	N/A
From accumulated net realized gains	—	(20,673)	—	(41,621)	N/A	N/A
Net increase (decrease) in net assets applicable to Common shares from operations	632,912	8,220,273	1,049,356	8,218,144	107,666	2,280,530
Distributions to Common Shareholders
From net investment income	(2,885,144)	(2,630,923)	(3,325,513)	(3,043,985)	(931,175)	(860,284)
From accumulated net realized gains	(161,448)	(132,215)	(178,854)	(247,021)	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(3,046,592)	(2,763,138)	(3,504,367)	(3,291,006)	(931,175)	(860,284)
Capital Share Transactions
Common shares:
Proceeds from sale, net of offering costs	—	—	—	—	—	1,440,936
Net proceeds issued to shareholders due to reinvestment of distributions	—	—	4,570	—	46,742	127,893
Repurchased and retired	—	(109,964)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	(109,964)	4,570	—	46,742	1,568,829
Net increase (decrease) in net assets applicable to Common shares	(2,413,680)	5,347,171	(2,450,441)	4,927,138	(776,767)	2,989,075
Net assets applicable to Common shares at the beginning of year	48,934,463	43,587,292	54,920,132	49,992,994	18,805,457	15,816,382
Net assets applicable to Common shares at the end of year	$46,520,783	$48,934,463	$52,469,691	$54,920,132	$18,028,690	$18,805,457
Undistributed (Over-distribution of) net investment income at the end of year	$691,337	$738,442	$822,618	$839,805	$8,923	$(17,618)
N/A – Fund is not authorized to issue ARPS.

 See accompanying notes to financial statements.

Nuveen Investments	97

Statement of
Cash Flows
Year Ended April 30, 2011

	New Jersey	New Jersey	New Jersey
	Investment	Premium	Dividend
	Quality	Income	Advantage
	(NQJ )	(NNJ )	(NXJ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$2,010,400	$1,192,924	$(287,475)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(38,962,722)	(17,018,857)	(8,143,562)
Proceeds from sales and maturities of investments	45,958,758	19,012,957	7,981,182
Amortization (Accretion) of premiums and discounts, net	214,107	211,212	(468,073)
(Increase) Decrease in:
Receivable for interest	26,703	(24,395)	(19,038)
Receivable for investments sold	230,000	—	1,498,274
Other assets	(49,477)	4,663	74
Increase (Decrease) in:
Payable for interest	—	—	106,047
Payable for investments purchased	—	75,685	—
Payable for Auction Rate Preferred share dividends	(6,229)	(1,967)	(1,702)
Accrued management fees	(10,571)	(6,052)	2,333
Accrued other liabilities	(83,669)	(40,218)	(15,519)
Net realized (gain) loss from investments	1,061,298	738,378	458,296
Change in net unrealized (appreciation) depreciation of investments	14,015,249	8,286,977	5,465,315
Taxes paid on undistributed capital gains	(1,034)	(6,128)	(2,352)
Net cash provided by (used in) operating activities	24,402,813	12,425,179	6,573,800
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(776,708)	(616,388)	(903,931)
Increase (Decrease) in:
Cash overdraft balance	—	(239)	(315,129)
Floating rate obligations	—	—	—
Payable for offering costs	277,516	271,967	368,750
ARPS, at liquidation value	(143,450,000)	(87,875,000)	(43,925,000)
MTP shares, at liquidation value	—	—	44,861,000
VRDP shares, at liquidation value	144,300,000	88,600,000	—
Cash distributions paid to Common shareholders	(17,373,842)	(9,978,243)	(5,591,666)
Net cash provided by (used in) financing activities	(17,023,034)	(9,597,903)	(5,505,976)
Net Increase (Decrease) in Cash	7,379,779	2,827,276	1,067,824
Cash at the beginning of year	711,273	—	—
Cash at the End of Year	$8,091,052	$2,827,276	$1,067,824
Supplemental Disclosure of Cash Flow Information
Cash paid for interest (excluding amortization of offering costs) was as follows:

New Jersey		New Jersey		New Jersey
Investment		Premium		Dividend
Quality		Income		Advantage
(NQJ	)	(NNJ	)	(NXJ	)
$541,263		$332,335		$—

See accompanying notes to financial statements.

98	Nuveen Investments

	New Jersey	Pennsylvania	Pennsylvania
	Dividend	Investment	Premium
	Advantage 2	Quality	Income 2
	(NUJ )	(NQP )	(NPY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$102,278	$3,033,564	$3,811,191
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(9,205,876)	(27,705,509)	(25,104,287)
Proceeds from sales and maturities of investments	6,476,725	34,392,230	29,229,757
Amortization (Accretion) of premiums and discounts, net	8,986	(15,321)	(345,803)
(Increase) Decrease in:
Receivable for interest	(78,219)	152,538	181,594
Receivable for investments sold	—	(5,130,000)	7,088,211
Other assets	52	(30,717)	(31,315)
Increase (Decrease) in:
Payable for interest	58,413	—	—
Payable for investments purchased	202,990	76,983	843,282
Payable for Auction Rate Preferred share dividends	(807)	(2,579)	(4,315)
Accrued management fees	3,289	(8,228)	(6,834)
Accrued other liabilities	(5,270)	(68,219)	31,153
Net realized (gain) loss from investments	299,168	(745,530)	(76,022)
Change in net unrealized (appreciation) depreciation of investments	3,373,715	12,501,791	9,453,123
Taxes paid on undistributed capital gains	(2,279)	—	(30)
Net cash provided by (used in) operating activities	1,233,165	16,451,003	25,069,705
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(764,799)	(684,469)	(649,086)
Increase (Decrease) in:
Cash overdraft balance	(1,871)	(819,241)	(1,235,713)
Floating rate obligations	—	(90,000)	(320,000
Payable for offering costs	191,995	291,711	298,175
ARPS, at liquidation value	(31,225,000)	(111,750,000)	(99,275,000)
MTP shares, at liquidation value	35,050,000	—	—
VRDP shares, at liquidation value	—	112,500,000	100,000,000
Cash distributions paid to Common shareholders	(3,993,176)	(14,426,204)	(13,060,609)
Net cash provided by (used in) financing activities	(742,851)	(14,978,203)	(14,242,233)
Net Increase (Decrease) in Cash	490,314	1,472,800	10,827,472
Cash at the beginning of year	—	—	—
Cash at the End of Year	$490,314	$1,472,800	$10,827,472
Supplemental Disclosure of Cash Flow Information
Non-cash activities not included herein consist of reinvestment of Common share distributions of $27,622 for New Jersey Advantage 2 (NUJ).
Cash paid for interest (excluding amortization of offering costs) was as follows:

New Jersey		Pennsylvania		Pennsylvania
Dividend		Investment		Premium
Advantage 2		Quality		Income 2
(NUJ	)	(NQP	)	(NPY	)
$349,337		$571,636		$479,850

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of
Cash Flows (continued)
Year Ended April 30, 2011

	Pennsylvania Dividend Advantage (NXM )	Pennsylvania Dividend Advantage 2 (NVY )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$632,912	$1,049,356
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(7,859,653)	(5,870,237)
Proceeds from sales and maturities of investments	5,664,262	5,336,741
Amortization (Accretion) of premiums and discounts, net	(55,183)	(49,095)
(Increase) Decrease in:
Receivable for interest	(879)	26,734
Receivable for investments sold	2,247,135	—
Other assets	40	24
Increase (Decrease) in:
Payable for interest	40,583	43,985
Payable for investments purchased	(200,814)	(200,814)
Payable for Auction Rate Preferred share dividends	(872)	(1,362)
Accrued management fees	1,499	2,260
Accrued other liabilities	14,404	(4,087)
Net realized (gain) loss from investments	(160,763)	(125,330)
Change in net unrealized (appreciation) depreciation of investments	2,308,027	2,323,297
Taxes paid on undistributed capital gains	(7,249)	(6,374)
Net cash provided by (used in) operating activities	2,623,449	2,525,098
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	(604,974)	(630,338)
Increase (Decrease) in:
Cash overdraft balance	—	—
Floating rate obligations	(110,000)	(85,000)
Payable for offering costs	178,559	213,435
ARPS, at liquidation value	(22,500,000)	(23,000,000)
MTP shares, at liquidation value	23,190,000	24,550,000
VRDP shares, at liquidation value	—	—
Cash distributions paid to Common shareholders	(3,038,809)	(3,492,983)
Net cash provided by (used in) financing activities	(2,885,224)	(2,444,886)
Net Increase (Decrease) in Cash	(261,775)	80,212
Cash at the beginning of year	360,322	193,939
Cash at the End of Year	$98,547	$274,151
Supplemental Disclosure of Cash Flow Information
Non-cash activities not included herein consist of reinvestment of Common shares distributions of $4,570 for Pennsylvania Dividend Advantage 2 (NVY).
Cash paid for interest (excluding amortization of offering costs) was as follows:

	Pennsylvania	Pennsylvania
	Dividend	Dividend
	Advantage	Advantage 2
	(NXM )	(NVY )
	$249,843	$271,332

See accompanying notes to financial statements.

100	Nuveen Investments

Financial
Highlights

Nuveen Investments	101

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2011	$14.44	$.85	$(.73)	$(.01)	$—	$.11	$(.83)	$(.03)	$(.86)	$—		$13.69	$12.68
2010	13.00	.92	1.31	(.03)	—	2.20	(.76)	—	(.76)	—		14.44	13.56
2009	14.26	.91	(1.22)	(.18)	(.03)	(.52)	(.65)	(.09)	(.74)	—	*	13.00	11.37
2008	14.96	.92	(.67)	(.26)	(.01)	(.02)	(.65)	(.03)	(.68)	—		14.26	13.09
2007(f)	14.53	.75	.47	(.20)	(.01)	1.01	(.55)	(.03)	(.58)	—		14.96	14.30
Year Ended 6/30:
2006	15.61	.91	(.75)	(.18)	(.03)	(.05)	(.79)	(.24)	(1.03)	—		14.53	13.70

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2011	14.96	.86	(.76)	(.01)	—	.09	(.82)	(.01)	(.83)	—		14.22	13.44
2010	13.83	.90	1.02	(.03)	— *	1.89	(.74)	(.02)	(.76)	—		14.96	14.19
2009	14.64	.88	(.78)	(.17)	(.03)	(.10)	(.63)	(.08)	(.71)	—	*	13.83	11.96
2008	15.23	.90	(.53)	(.25)	(.01)	.11	(.66)	(.04)	(.70)	—		14.64	13.48
2007(f)	14.79	.74	.49	(.20)	— *	1.03	(.58)	(.01)	(.59)	—		15.23	15.12
Year Ended 6/30:
2006	16.05	.90	(.85)	(.17)	(.04)	(.16)	(.79)	(.31)	(1.10)	—		14.79	14.16

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

102	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income		Portfolio Turnover Rate

(.46)%	.67%	$279,968	1.55%		5.96%		9%
26.39	17.23	295,382	1.16		6.57		4
(7.10)	(3.41)	265,928	1.29		6.94		1
(3.64)	(.08)	292,194	1.23		6.30		17
8.75	7.05	306,402	1.20	**	6.04	**	7

(3.62)	(.31)	297,539	1.21		6.05		17

.41	.57	171,212	1.59		5.85		7
25.45	13.90	180,024	1.19		6.19		3
(5.69)	(.40)	166,428	1.28		6.44		1
(6.18)	.77	176,374	1.24		6.04		19
11.10	7.03	183,540	1.21	**	5.83	**	6

(3.36)	(1.04)	178,199	1.19		5.81		12

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2011	.51%
2010	—
2009	—
2008	—
2007(f)	—
Year Ended 6/30:
2006	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2011	.51
2010	—
2009	—
2008	—
2007(f)	—
Year Ended 6/30:
2006	—

(f)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	103

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2011	$14.51	$.89	$(.91)	$(.03)	$— *	$(.05)	$(.83)	$(.02)	$(.85)	$—		$13.61	$12.67
2010	12.97	.91	1.42	(.03)	— *	2.30	(.75)	(.01)	(.76)	—		14.51	13.48
2009	14.26	.91	(1.27)	(.16)	(.03)	(.55)	(.66)	(.08)	(.74)	—	*	12.97	11.15
2008	15.09	.94	(.80)	(.25)	(.01)	(.12)	(.68)	(.03)	(.71)	—		14.26	13.11
2007(f)	14.68	.78	.47	(.19)	— *	1.06	(.64)	(.01)	(.65)	—		15.09	15.75
Year Ended 6/30:
2006	15.63	.95	(.77)	(.18)	(.01)	(.01)	(.84)	(.10)	(.94)	—		14.68	14.35

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2011	14.47	.85	(.82)	(.01)	—	.02	(.85)	(.04)	(.89)	—		13.60	12.55
2010	12.93	.94	1.45	(.03)	(.01)	2.35	(.78)	(.03)	(.81)	—		14.47	14.68
2009	14.35	.95	(1.42)	(.17)	(.02)	(.66)	(.69)	(.07)	(.76)	—	*	12.93	11.46
2008	15.31	.97	(.79)	(.23)	(.05)	(.10)	(.71)	(.15)	(.86)	—		14.35	13.59
2007(f)	14.87	.83	.47	(.20)	— *	1.10	(.66)	— *	(.66)	—		15.31	16.50
Year Ended 6/30:
2006	15.79	.99	(.76)	(.19)	(.01)	.03	(.86)	(.09)	(.95)	—		14.87	14.90

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing New Jersey Dividend Advantage (NXJ) for any fees or expenses.

104	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income		Expenses	(e)	Net Investment Income		Portfolio Turnover Rate

.11%	(.38)%	$89,399	1.34%		6.16%		1.27%		6.23%		6%
28.17	18.03	95,300	1.18		6.35		1.04		6.49		4
(8.95)	(3.63)	85,230	1.29		6.74		1.06		6.98		—	***
(12.31)	(.81)	93,762	1.20		6.10		.90		6.40		17
14.37	7.26	99,203	1.20	**	5.85	**	.84	**	6.22	**	9

(.78)	(.05)	96,378	1.19		5.83		.77		6.26		16

(8.75)	.10	61,503	1.96		5.84		1.81		5.99		7
35.95	18.55	65,410	1.22		6.54		1.00		6.76		4
(9.75)	(4.36)	58,456	1.33		6.95		1.03		7.25		—	***
(12.41)	(.60)	64,904	1.25		6.16		.87		6.54		16
15.40	7.50	69,238	1.24	**	6.03	**	.80	**	6.47	**	11

(.49)	.25	67,150	1.23		5.99		.78		6.45		13

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both as described in Footnote 1 –General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2011	.15%
2010	—
2009	—
2008	—
2007(f)	—
Year Ended 6/30:
2006	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2011	.79
2010	—
2009	—
2008	—
2007(f)	—
Year Ended 6/30:
2006	—

(f)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.
***	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired		Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
New Jersey Municipal Value (NJV)
Year Ended 4/30:
2011	$15.84	$.82	$(1.15)	N/A	N/A		$(.33)	$(.77)	$(.02)	$(.79)	$—		$—		$14.72	$13.81
2010	14.29	.70	1.55	N/A	N/A		2.25	(.70)	—	(.70)	—		—	*	15.84	15.21
2009(f)	14.33	(.01)	—	N/A	N/A		(.01)	—	—	—	—		(.03)		14.29	15.00

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2011	14.82	.93	(.73)	$(.01)	$—		.19	(.90)	—	(.90)	—		—		14.11	13.09
2010	13.53	.96	1.16	(.03)	—		2.09	(.80)	—	(.80)	—	*	—		14.82	13.64
2009	14.39	.96	(.94)	(.20)	—		(.18)	(.68)	—	(.68)	—	*	—		13.53	11.34
2008	15.19	.95	(.81)	(.29)	—		(.15)	(.66)	—	(.66)	.01		—		14.39	13.10
2007(g)	14.71	.77	.47	(.23)	—		1.01	(.53)	—	(.53)	—		—		15.19	14.01
Year Ended 6/30:
2006	15.73	.90	(.87)	(.21)	(.02)		(.20)	(.71)	(.11)	(.82)	—		—		14.71	12.95

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

106	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

(4.19)%	(2.17)%	$22,981.85%			5.32%		2%
6.32	16.05	24,722.82			4.63		5
—	(.24)	20,891.64		**	(.64	)**	0

2.43	1.27	226,905	1.60		6.38		8
27.87	15.74	238,368	1.23		6.72		6
(7.99)	(1.01)	218,353	1.50		7.23		3
(1.78)	(.92)	232,528	1.65		6.48		20
12.41	6.89	247,644	1.54	**	6.06	**	16

(9.47)	(1.34)	239,718	1.23		5.87		20

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, both as described in Footnote 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2011	.06%
2010	.06
2009(f)	—

Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2011	.55
2010	.07
2009	.19
2008	.38
2007(g)	.29	**
Year Ended 6/30:
2006	—

(f)	For the period April 28, 2009 (commencement of operations) through April 30, 2009.
(g)	For the ten months ended April 30, 2007.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2011	$14.11	$.85	$(.59)	$(.01)	$—	$.25	$(.84)	$—	$(.84)	$—		$13.52	$12.29
2010	12.72	.91	1.28	(.03)	—	2.16	(.77)	—	(.77)	—	**	14.11	12.91
2009	13.74	.91	(1.12)	(.19)	—	(.40)	(.62)	—	(.62)	—	**	12.72	10.60
2008	14.70	.90	(.94)	(.26)	(.02)	(.32)	(.61)	(.04)	(.65)	.01		13.74	12.30
2007(f)	14.22	.74	.50	(.21)	—	1.03	(.55)	—	(.55)	—		14.70	13.67
Year Ended 6/30:
2006	15.32	.89	(.80)	(.18)	(.03)	(.12)	(.77)	(.21)	(.98)	—		14.22	12.96

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2011	14.73	.85	(.65)	(.01)	—	.19	(.87)	(.05)	(.92)	—		14.00	12.85
2010	13.09	.96	1.55	(.03)	(.01)	2.47	(.79)	(.04)	(.83)	—	**	14.73	13.77
2009	14.47	.97	(1.47)	(.18)	—	(.68)	(.70)	—	(.70)	—	**	13.09	11.31
2008	15.36	.97	(.84)	(.25)	(.02)	(.14)	(.70)	(.05)	(.75)	—		14.47	13.61
2007(f)	14.95	.82	.46	(.21)	—	1.07	(.66)	—	(.66)	—		15.36	15.70
Year Ended 6/30:
2006	15.93	.98	(.78)	(.19)	(.01)	—	(.88)	(.10)	(.98)	—		14.95	15.10

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing Pennsylvania Dividend Advantage (NXM) for any fees or expenses.

108	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income		Expenses	(e)	Net Investment Income		Portfolio Turnover Rate

1.48%	1.75%	$210,839	1.56%		6.13%		N/A		N/A		8%
29.70	17.35	220,113	1.21		6.67		N/A		N/A		5
(8.43)	(2.65)	198,739	1.35		7.28		N/A		N/A		6
(5.26)	(2.06)	215,252	1.55		6.36		N/A		N/A		27
9.83	7.31	232,650	1.40	***	6.08	***	N/A		N/A		15

(8.42)	(.80* )	225,121	1.20		6.01		N/A		N/A		18

(.27)	1.23	46,521	1.94		5.78		1.87%		5.85%		8
29.85	19.29	48,934	1.26		6.66		1.11		6.81		5
(11.67)	(4.57)	43,587	1.37		7.17		1.14		7.39		4
(8.46)	(.87)	48,211	1.39		6.26		1.09		6.55		20
8.40	7.22	51,160	1.33	***	5.99	***	.96	***	6.36	***	11

(.56)	(.01)	49,660	1.25		5.90		.82		6.33		12

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP shares and/or VRDP shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP and VRDP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2011	.52%
2010	.05
2009	.04
2008	.27
2007(f)	.19	***
Year Ended 6/30:
2006	—

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2011	.76
2010	.02
2009	—
2008	.11
2007(f)	.06	***
Year Ended 6/30:
2006	—

(f)	For the ten months ended April 30, 2007.
N/A	Fund does not have a contractual reimbursement with the Adviser.
*
During the fiscal year ended June 30, 2006, Pennsylvania Premium Income 2 (NPY) received a payment from the Adviser of $27,169, to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return Based on Common Share Net Asset Value.

**	Rounds to less than $.01 per share.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Offering Costs		Ending Common Share Net Asset Value	Ending Market Value
Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2011	$14.74	$.89	$(.60)	$(.01)	$—	$.28	$(.89)	$(.05)	$(.94)	$—	$—		$14.08	$13.00
2010	13.42	.97	1.27	(.02)	(.01)	2.21	(.82)	(.07)	(.89)	—	—		14.74	14.19
2009	14.49	.99	(1.17)	(.19)	— *	(.37)	(.70)	— *	(.70)	—	—		13.42	11.45
2008	15.34	.99	(.80)	(.26)	(.02)	(.09)	(.71)	(.05)	(.76)	—	—		14.49	13.40
2007(f)	14.93	.83	.44	(.21)	(.01)	1.05	(.62)	(.02)	(.64)	—	—		15.34	15.18
Year Ended 6/30:
2006	15.89	.98	(.85)	(.19)	(.01)	(.07)	(.79)	(.10)	(.89)	—	—		14.93	14.16

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2011	15.46	.79	(.70)	N/A	N/A	.09	(.76)	—	(.76)	—	—		14.79	13.96
2010	14.29	.70	1.19	N/A	N/A	1.89	(.72)	—	(.72)	—	—	*	15.46	15.43
2009(g)	14.33	(.01)	—	N/A	N/A	(.01)	—	—	—	—	(.03)		14.29	15.05

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
After expense reimbursement from Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

110	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)		Expenses	(e)	Net Investment Income (Loss)		Portfolio Turnover Rate

(2.00)%	1.89%	$52,470	1.88%		5.94%		1.74%		6.08%		7%
32.47	16.80	54,920	1.30		6.61		1.08		6.83		5
(9.16)	(2.33)	49,993	1.37		7.07		1.06		7.38		4
(6.81)	(.60)	53,997	1.40		6.29		1.02		6.66		27
11.88	7.14	57,142	1.33	**	6.03	**	.89	**	6.47	**	13

.88	(.46)	55,597	1.24		5.93		.79		6.38		13

(4.77)	.59	18,029.87			5.17		N/A		N/A		3
7.52	13.49	18,805.82			4.68		N/A		N/A		5
.33	(.31)	15,816.66		**	(.66	)**	N/A		N/A		0

(d)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP shares, where applicable.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, both each as described in Footnote 1 –General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2011	.71%
2010	.08
2009	.01
2008	.11
2007(f)	.06 **
Year Ended 6/30:
2006	—

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2011	—%
2010	—
2009(g)	—

(f)	For the ten months ended April 30, 2007.
(g)	For the period April 28, 2009 (commencement of operations) through April 30, 2009. N/A Fund does not have a contractual reimbursement with the Adviser.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

	ARPS at End of Period			MTP at End of Period						VRDP at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
New Jersey Investment Quality (NQJ)
Year Ended 4/30:
2011	$—	$—	$—	$—	$—	$—	$—		$—	$144,300	$100,000	$294,018
2010	143,450	25,000	76,478	—	—	—	—		—	—	—	—
2009	149,825	25,000	69,373	—	—	—	—		—	—	—	—
2008	162,000	25,000	70,092	—	—	—	—		—	—	—	—
2007(f)	162,000	25,000	72,284	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	162,000	25,000	70,917	—	—	—	—		—	—	—	—

New Jersey Premium Income (NNJ)
Year Ended 4/30:
2011	—	—	—	—	—	—	—		—	88,600	100,000	293,242
2010	87,875	25,000	76,216	—	—	—	—		—	—	—	—
2009	91,600	25,000	70,422	—	—	—	—		—	—	—	—
2008	91,600	25,000	73,137	—	—	—	—		—	—	—	—
2007(f)	91,600	25,000	75,093	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	91,600	25,000	73,635	—	—	—	—		—	—	—	—

New Jersey Dividend Advantage (NXJ)
Year Ended 4/30:
2011	—	—	—	44,861	10.00	9.94	9.95	^	29.93	—	—	—
2010	43,925	25,000	79,240	—	—	—	—		—	—	—	—
2009	47,025	25,000	70,311	—	—	—	—		—	—	—	—
2008	48,000	25,000	73,834	—	—	—	—		—	—	—	—
2007(f)	48,000	25,000	76,668	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	48,000	25,000	75,197	—	—	—	—		—	—	—	—

New Jersey Dividend Advantage 2 (NUJ)
Year Ended 4/30:
2011	—	—	—	35,050	10.00	9.62	9.65	^^	27.55	—	—	—
2010	31,225	25,000	77,370	—	—	—	—		—	—	—	—
2009	32,600	25,000	69,828	—	—	—	—		—	—	—	—
2008	34,500	25,000	72,032	—	—	—	—		—	—	—	—
2007(f)	34,500	25,000	75,172	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	34,500	25,000	73,659	—	—	—	—		—	—	—	—

New Jersey Municipal Value (NJV)
Year Ended 4/30:
2011	N/A	N/A	N/A	—	—	—	—		—	—	—	—
2010	N/A	N/A	N/A	—	—	—	—		—	—	—	—
2009(f)	N/A	N/A	N/A	—	—	—	—		—	—	—	—

N/A	Fund is not authorized to issue ARPS.
^	For the period March 24, 2011 (issuance date of shares) through April 30, 2011.
^^	For the period October 1, 2010 (issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

112	Nuveen Investments

	ARPS at End of Period		MTP at End of Period							VRDP at End of Period
	Aggregate Amount Outstanding (000)	Liquidation and Market Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Ending Market Value Per Share	Average Market Value Per Share		Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Pennsylvania Investment Quality (NQP)
Year Ended 4/30:
2011	$—	$—	$—	$—	$—	$—	$—		$—	$112,500	$100,000	$301,693
2010	111,750	25,000	78,326	—	—	—	—		—	—	—	—
2009	111,750	25,000	73,849	—	—	—	—		—	—	—	—
2008	132,000	25,000	69,039	—	—	—	—		—	—	—	—
2007(g)	132,000	25,000	71,902	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	132,000	25,000	70,401	—	—	—	—		—	—	—	—

Pennsylvania Premium Income 2 (NPY)
Year Ended 4/30:
2011	—	—	—	—	—	—	—		—	100,000	100,000	310,839
2010	99,275	25,000	80,430	—	—	—	—		—	—	—	—
2009	99,275	25,000	75,047	—	—	—	—		—	—	—	—
2008	118,100	25,000	70,566	—	—	—	—		—	—	—	—
2007(f)	118,100	25,000	74,249	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	118,100	25,000	72,655	—	—	—	—		—	—	—	—

Pennsylvania Dividend Advantage (NXM)
Year Ended 4/30:
2011	—	—	—	23,190	10.00	9.65	9.75	^^^	30.06	—	—	—
2010	22,500	25,000	79,372	—	—	—	—		—	—	—	—
2009	22,500	25,000	73,430	—	—	—	—		—	—	—	—
2008	25,000	25,000	73,211	—	—	—	—		—	—	—	—
2007(f)	25,000	25,000	76,160	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	25,000	25,000	74,660	—	—	—	—		—	—	—	—

Pennsylvania Dividend Advantage 2 (NVY)
Year Ended 4/30:
2011	—	—	—	24,550	10.00	9.75	9.68	^^^^	31.37	—	—	—
2010	23,000	25,000	84,696	—	—	—	—		—	—	—	—
2009	23,000	25,000	79,340	—	—	—	—		—	—	—	—
2008	28,500	25,000	72,366	—	—	—	—		—	—	—	—
2007(f)	28,500	25,000	75,124	—	—	—	—		—	—	—	—
Year Ended 6/30:
2006	28,500	25,000	73,769	—	—	—	—		—	—	—	—

Pennsylvania Municipal Value (NPN)
Year Ended 4/30:
2011	N/A	N/A	N/A	—	—	—	—		—	—	—	—
2010	N/A	N/A	N/A	—	—	—	—		—	—	—	—
2009(g)	N/A	N/A	N/A	—	—	—	—		—	—	—	—

N/A	Fund is not authorized to issue ARPS.
^^^	For the period October 4, 2010 (issuance date of shares) through April 30, 2011.
^^^^	For the period October 27, 2010 (issuance date of shares) through April 30, 2011.

See accompanying notes to financial statements.

Nuveen Investments	113

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen New Jersey Investment Quality Municipal Fund, Inc. (NQJ), Nuveen New Jersey Premium Income Municipal Fund, Inc. (NNJ), Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ), Nuveen New Jersey Dividend Advantage Municipal Fund 2 (NUJ), Nuveen New Jersey Municipal Value Fund (NJV), Nuveen Pennsylvania Investment Quality Municipal Fund (NQP), Nuveen Pennsylvania Premium Income Municipal Fund 2 (NPY), Nuveen Pennsylvania Dividend Advantage Municipal Fund (NXM), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (NVY) and Nuveen Pennsylvania Municipal Value Fund (NPN) (collectively, the “Funds”). Common shares of New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY), are traded on the New York Stock Exchange (“NYSE”) while Common shares of New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY) and Pennsylvania Municipal Value (NPN) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio manager became an employee of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

114	Nuveen Investments

These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) had outstanding when-issued/delayed delivery purchase commitments of $2,552,644 and $1,701,762, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund except New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) is authorized to issue Auction Rate Preferred Shares (“ARPS”). During the fiscal year ended April 30, 2011, the Funds had outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS was issued in one or more Series. The dividend rate paid by the Funds on each Series was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,’’ and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate’’ applicable to failed auctions as calculated in accordance with the pre-established terms of the ARPS. As of April 30, 2011, each Fund redeemed all of their outstanding ARPS, at liquidation value, as follows:

	New Jersey		New Jersey		New Jersey		New Jersey
	Investment		Premium		Dividend		Dividend
	Quality		Income		Advantage		Advantage 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)
ARPS redeemed, at liquidation value	$162,000,000		$91,600,000		$48,000,000		$34,500,000

Nuveen Investments	115

Notes to
Financial Statements (continued)

	Pennsylvania		Pennsylvania		Pennsylvania		Pennsylvania
	Investment		Premium		Dividend		Dividend
	Quality		Income 2		Advantage		Advantage 2
	(NQP	)	(NPY	)	(NXM	)	(NVY	)
ARPS redeemed, at liquidation value	$132,000,000		$118,100,000		$25,000,000		$28,500,000

During the fiscal year ended April 30, 2011, lawsuits pursuing claims made in a demand letter alleging that New Jersey Dividend Advantage’s (NXJ) Board of Trustees breached their fiduciary duties related to the redemption at par of its ARPS had been filed on behalf of shareholders of New Jersey Dividend Advantage (NXJ), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested trustee, and current and former officers of New Jersey Dividend Advantage (NXJ). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. New Jersey Dividend Advantage (NXJ) believes that these lawsuits will not have a material effect on it or on the Adviser’s ability to serve as investment adviser to it.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one Series. Dividends, which are recognized as interest expense for financial reporting purposes, will be paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of April 30, 2011, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund are as follows:

	New Jersey Dividend Advantage (NXJ)			New Jersey Dividend Advantage 2 (NUJ)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	4,486,100	2.30%	NXJ Pr A	—	—	—
2015	—	—	—	3,505,000	2.00%	NUJ Pr C

	Pennsylvania Dividend Advantage (NXM)			Pennsylvania Dividend Advantage 2 (NVY)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	2,319,000	2.10%	NXM Pr C	2,455,000	2.15%	NVY Pr C

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s MTP Shares are as follows:

	New Jersey		New Jersey		Pennsylvania		Pennsylvania
	Dividend		Dividend		Dividend		Dividend
	Advantage		Advantage 2		Advantage		Advantage 2
	(NXJ	)	(NUJ	)	(NXM	)	(NVY	)
	Series 2014		Series 2015		Series 2015		Series 2015
Term Redemption Date	April 1, 2014		November 1, 2015		November 1, 2015		November 1, 2015
Optional Redemption Date	April 1, 2012		November 1, 2011		November 1, 2011		November 1, 2011
Premium Expiration Date	March 31, 2013		October 31, 2012		October 31, 2012		October 31, 2012

116	Nuveen Investments

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended April 30, 2011, was as follows:

	New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2
	(NXJ	)*	(NUJ	)**	(NXM	)***	(NVY	)****
Average liquidation value of MTP Shares outstanding	$44,861,000		$34,950,943		$23,190,000		$24,431,370

*	For the period March 24, 2011 (issuance date of shares) through April 30, 2011.
**	For the period October 1, 2010 (issuance date of shares) through April 30, 2011.
***	For the period October 4, 2010 (issuance date of shares) through April 30, 2011.
****	For the period October 27, 2010 (issuance date of shares) through April 30, 2011.

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Net amounts earned by Nuveen as the underwriter of New Jersey Dividend Advantage’s (NXJ) Share offering was recorded as a reduction of offering costs recognized by the Fund. During the fiscal year ended April 30, 2011, the amounts earned by Nuveen was as follows:

	New Jersey Dividend Advantage
	(NXJ	)*
Net amounts earned by Nuveen	$3,879

*           For the period March 24, 2011 (issuance date of shares) through April 30, 2011.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) issued their VRDP Shares in a privately negotiated offering in August 2010. Proceeds from each Fund’s offering were used to redeem a portion of each Fund’s outstanding ARPS. The VRDP Shares were offered to institutional buyers pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2011, the number of VRDP Shares outstanding and maturity date for each Fund are as follows:

	New Jersey Investment Quality		New Jersey Premium Income		Pennsylvania Investment Quality		Pennsylvania Premium Income 2
	(NQJ	)	(NNJ	)	(NQP	)	(NPY	)
Series	1		1		1		1
Shares outstanding	1,443		886		1,125		1,000
Maturity	August 1, 2040		August 1, 2040		August 1, 2040		August 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	117

Notes to
Financial Statements (continued)

The average liquidation value outstanding and annualized dividend rate of VRDP Shares for each Fund during the fiscal year ended April 30, 2011, were as follows:

	New Jersey Investment Quality		New Jersey Premium Income		Pennsylvania Investment Quality		Pennsylvania Premium Income 2
	(NQJ	)*	(NNJ	)*	(NQP	)*	(NPY	)*
Average liquidation value outstanding	144,300,000		88,600,000		112,500,000		100,000,000
Annualized dividend rate	0.52%		0.52%		0.52%		0.52%

*           For the period August 12, 2010 (issuance date of shares) through April 30, 2011.

For financial reporting purposes only, the liquidation value of VRDP Shares is recognized as a liability on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, which is recognized as “Liquidity fees on VRDP shares” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended April 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Maximum exposure to Recourse Trusts	$6,385,000		$3,725,000		$2,010,000		$1,380,000		$—

118	Nuveen Investments

	Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—		$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2011, were as follows:

	New Jersey Municipal Value		Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2
	(NJV	)	(NQP	)	(NPY	)	(NXM	)	(NVY	)
Average floating rate obligations outstanding	$1,500,000		$26,778,315		$12,731,507		$1,169,055		$4,428,836
Average annual interest rate and fees	0.89%		0.56%		0.82%		0.89%		0.89%

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended April 30, 2011.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Organization and Offering Costs
Nuveen Investments, LLC, known as Nuveen Securities, LLC, effective April 30, 2010, has agreed to reimburse all organization expenses ($15,000 per Fund) and pay all offering costs (other than the sales load) that exceed $.03 per share for New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN). New Jersey Municipal Value’s (NJV) and Pennsylvania Municipal Value’s (NPN) share of offering costs ($46,614 and $36,024, respectively) were recorded as reductions of the proceeds from the sale of shares.

Offering Costs
Costs incurred by New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), Pennsylvania Dividend Advantage (NXM) and Pennsylvania Dividend Advantage 2 (NVY) in connection with their offerings of MTP Shares ($935,763, $865,750, $682,850 and $703,250, respectively) were recorded as deferred charges, which will be amortized over the life of the shares. Costs incurred by New Jersey Investment Quality (NQJ), New Jersey Premium Income (NNJ), Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) in connection with their offerings of VRDP Shares ($795,750, $631,500, $701,250, and $665,000, respectively) were recorded as deferred charges which will be amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Nuveen Investments	119

Notes to
Financial Statements (continued)

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

 Level 1 – Quoted prices in active markets for identical securities.

 Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

 Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

New Jersey Investment Quality (NQJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$410,067,184	$—	$410,067,184

New Jersey Premium Income (NNJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$253,504,215	$—	$253,504,215

New Jersey Dividend Advantage (NXJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$131,066,009	$—	$131,066,009

New Jersey Dividend Advantage 2 (NUJ)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$94,476,145	$—	$94,476,145

New Jersey Municipal Value (NJV)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$24,071,540	$—	$24,071,540

Pennsylvania Investment Quality (NQP)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$356,951,589	$—	$356,951,589

Pennsylvania Premium Income 2 (NPY)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$309,637,875	$—	$309,637,875

120	Nuveen Investments

Pennsylvania Dividend Advantage (NXM)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$69,346,373	$—	$69,346,373

Pennsylvania Dividend Advantage 2 (NVY)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$79,933,207	$—	$79,933,207

Pennsylvania Municipal Value (NPN)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$17,512,448	$—	$17,512,448

During the fiscal year ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended April 30, 2011.

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	New Jersey Investment Quality (NQJ)		New Jersey Premium Income (NNJ)		New Jersey Dividend Advantage (NXJ)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	—	—	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—	—	—

	New Jersey Dividend Advantage 2 (NUJ)		New Jersey Municipal Value (NJV)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Common shares:
Sold*	—	—	—	98,787
Issued to shareholders due to reinvestment of distributions	1,880	1,112	—	—
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—

	Pennsylvania Investment Quality (NQP)		Pennsylvania Premium Income 2 (NPY)		Pennsylvania Dividend Advantage (NXM)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Common shares:
Issued to shareholders due to reinvestment of distributions	—	—	—	—	—	—
Repurchased and retired	—	(53,200)	—	(23,300)	—	(8,600)
Weighted average Common share:
Price per share repurchased and retired	—	$12.78	—	$12.25	—	$12.77
Discount per share repurchased and retired	—	12.13%	—	11.67%	—	11.69%

Nuveen Investments	121

Notes to
Financial Statements (continued)

	Pennsylvania Dividend Advantage 2 (NVY)		Pennsylvania Municipal Value (NPN)
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Common shares:
Sold*	—	—	—	100,800
Issued to shareholders due to reinvestment of distributions	307	—	3,001	8,551
Repurchased and retired	—	—	—	—
Weighted average Common share:
Price per share repurchased and retired	$—	$—	$—	$—
Discount per share repurchased and retired	—	—	—	—

*           New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) were the only Funds to sell Common shares during the fiscal year ended April 30, 2010.

Preferred Shares
New Jersey Municipal Value (NJV) and Pennsylvania Municipal Value (NPN) are not authorized to issue ARPS. Transactions in ARPS were as follows:

	New Jersey Investment Quality (NQJ)				New Jersey Premium Quality (NNJ)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	2,834	$70,850,000	126	$3,150,000	—	$—	—	$—
Series T	—	—	—	—	599	14,975,000	25	625,000
Series W	—	—	—	—	1,381	34,525,000	59	1,475,000
Series TH	1,772	44,300,000	78	1,950,000	1,535	38,375,000	65	1,625,000
Series F	1,132	28,300,000	51	1,275,000	—	—	—	—
Total	5,738	$143,450,000	255	$6,375,000	3,515	$87,875,000	149	$3,725,000

	New Jersey Dividend Advantage (NXJ)				New Jersey Dividend Advantage 2 (NUJ)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	1,757	$43,925,000	124	$3,100,000	—	$—	—	$—
Series W	—	—	—	—	1,249	31,225,000	55	1,375,000
Total	1,757	$43,925,000	124	$3,100,000	1,249	$31,225,000	55	$1,375,000

	Pennsylvania Investment Quality (NQP)				Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	—	$—	710	$17,750,000	—	$—
Series T	744	18,600,000	—	—	—	—	—	—
Series W	2,033	50,825,000	—	—	—	—	—	—
Series TH	1,693	42,325,000	—	—	1,748	43,700,000	—	—
Series F	—	—	—	—	1,513	37,825,000	—	—
Total	4,470	$111,750,000	—	$—	3,971	$99,275,000	—	$—

	Pennsylvania Dividend Advantage (NXM)				Pennsylvania Dividend Advantage 2 (NVY)
	Year Ended 4/30/11		Year Ended4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed:
Series M	—	$—	—	$—	920	$23,000,000	—	$—
Series T	900	22,500,000	—	—	—	—	—	—
Total	900	$22,500,000	—	$—	920	$23,000,000	—	$—

122	Nuveen Investments

Transactions in MTP Shares were as follows:

	New Jersey Dividend Advantage (NXJ)				New Jersey Dividend Advantage 2 (NUJ)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	4,486,100	$44,861,000	—	$—	—	$—	—	$—
Series 2015	—	—	—	—	3,505,000	35,050,000	—	—
Total	4,486,100	$44,861,000	—	$—	3,505,000	$35,050,000	—	$—

	Pennsylvania Dividend Advantage (NXM)				Pennsylvania Dividend Advantage 2 (NVY)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2015	2,319,000	$23,190,000	—	$—	2,455,000	$24,550,000	—	$—

Transactions in VRDP Shares were as follows:

	New Jersey Investment Quality (NQJ)				New Jersey Premium Quality (NNJ)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	1,443	$144,300,000	—	$—	886	$88,600,000	—	$—

	Pennsylvania Investment Quality (NQP)				Pennsylvania Premium Income 2 (NPY)
	Year Ended 4/30/11		Year Ended 4/30/10		Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
VRDP Shares issued:
Series 1	1,125	$112,500,000	—	$—	1,000	$100,000,000	—	$—

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended April 30, 2011, were as follows:

	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Purchases	$38,962,722		$17,018,857		$8,143,562		$9,205,876		$546,589
Sales and maturities	45,958,758		19,012,957		7,981,182		6,476,725		592,003

	Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Purchases	$27,705,509		$25,104,287		$7,859,653		$5,870,237		$1,063,077
Sales and maturities	34,392,230		29,229,757		5,664,262		5,336,741		590,000

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences

Nuveen Investments	123

Notes to
Financial Statements (continued)

arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	New Jersey Investment Quality	New Jersey Premium Income	New Jersey Dividend Advantage	New Jersey Dividend Advantage 2	New Jersey Municipal Value
	(NQJ )	(NNJ )	(NXJ )	(NUJ )	(NJV	)
Cost of investments	$421,553,532	$256,134,943	$135,969,877	$97,682,929	$21,876,578
Gross unrealized:
Appreciation	$8,466,224	$7,476,075	$2,175,837	$1,662,180	$1,070,821
Depreciation	(19,952,572)	(10,106,803)	(7,079,705)	(4,868,964)	(375,879)
Net unrealized appreciation (depreciation) of investments	$(11,486,348)	$(2,630,728)	$(4,903,868)	$(3,206,784)	$694,942

	Pennsylvania Investment Quality	Pennsylvania Premium Income 2	Pennsylvania Dividend Advantage	Pennsylvania Dividend Advantage 2	Pennsylvania Municipal Value
	(NQP )	(NPY )	(NXM )	(NVY )	(NPN	)
Cost of investments	$333,135,779	$300,321,463	$69,699,714	$76,775,323	$16,868,863
Gross unrealized:
Appreciation	$8,950,403	$10,871,048	$1,634,791	$2,076,257	$772,118
Depreciation	(11,849,334)	(13,939,604)	(3,058,236)	(3,288,722)	(128,533)
Net unrealized appreciation (depreciation) of investments	$(2,898,931)	$(3,068,556)	$(1,423,445)	$(1,212,465)	$643,585

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at April 30, 2011, the Funds’ tax year end, as follows:

	New Jersey Investment Quality	New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ )	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Paid-in-surplus	$(18,552)	$(19,602)		$(28,139)		$(97,971)		$—
Undistributed (Over-distribution of) net investment income	18,627	9,349		19,230		95,554		(275)
Accumulated net realized gain (loss)	(75)	10,253		8,909		2,417		275

	Pennsylvania Investment Quality	Pennsylvania Premium Income 2	Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP )	(NPY )	(NXM	)	(NVY	)	(NPN	)
Paid-in-surplus	$(16,781)	$(15,745)	$(74,796)		$(72,675)		$11,072
Undistributed (Over-distribution of) net investment income	(11,798)	(2,653)	57,863		61,002		—
Accumulated net realized gain (loss)	28,579	18,398	16,933		11,673		(11,072)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ tax year end, were as follows:

	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Undistributed net tax-exempt income *	$5,455,189		$3,408,483		$1,944,334		$1,262,486		$111,689
Undistributed net ordinary income **	20,137		9,799		1,554		—		—
Undistributed net long-term capital gains	6,774		134,071		36,841		45,407		—

124	Nuveen Investments

	Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Undistributed net tax-exempt income*	$4,587,625		$4,116,260		$893,144		$1,066,413		$18,981
Undistributed net ordinary income**	11,891		10,771		203		177		—
Undistributed net long-term capital gains	—		—		187,034		146,187		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2011, paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended April 30, 2011 and April 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Distributions from net tax-exempt income***	$17,567,230		$10,298,550		$5,612,161		$4,263,861		$1,198,707
Distributions from net ordinary income**	—		—		—		3		38,372
Distributions from net long-term capital gains****	550,205		140,828		159,911		172,338		—

2011	Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income***	$15,015,026		$13,591,982		$3,166,778		$3,606,690		$933,419
Distributions from net ordinary income**	—		—		—		—		—
Distributions from net long-term capital gains****	—		—		161,463		179,017		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2011, as Exempt Interest Dividends
****	The Funds designate as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2011.

2010	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)
Distributions from net tax-exempt income	$15,878,706		$9,091,092		$5,024,573		$3,617,577		$992,582
Distributions from net ordinary income**	—		125,223		—		—		—
Distributions from net long-term capital gains	—		131,170		59,268		144,777		—

2010	Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Dividend Advantage		Pennsylvania Dividend Advantage 2		Pennsylvania Municipal Value
	(NQP	)	(NPY	)	(NXM	)	(NVY	)	(NPN	)
Distributions from net tax-exempt income	$13,124,743		$12,185,755		$2,677,713		$3,074,243		$781,221
Distributions from net ordinary income**	8		112,103		—		32,001		—
Distributions from net long-term capital gains	—		—		152,888		256,641		—

**           Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	125

Notes to
Financial Statements (continued)

At April 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	New Jersey Municipal Value		Pennsylvania Investment Quality		Pennsylvania Premium Income 2		Pennsylvania Municipal Value
	(NJV	)	(NQP	)	(NPY	)	(NPN	)
Expiration:
April 30, 2016	$—		$—		$77,818		$—
April 30, 2017	—		1,637,403		2,893,165		—
April 30, 2019	18,711		—		—		82
Total	$18,711		$1,637,403		$2,970,983		$82

During the Funds’ tax year ended April 30, 2011, Pennsylvania Investment Quality (NQP) and Pennsylvania Premium Income 2 (NPY) utilized $774,109 and $94,420, respectively, of their capital loss carryforwards.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	New Jersey Investment Quality		New Jersey Premium Income		New Jersey Dividend Advantage		New Jersey Dividend Advantage 2		New Jersey Municipal Value		Pennsylvania Dividend Advantage 2
	(NQJ	)	(NNJ	)	(NXJ	)	(NUJ	)	(NJV	)	(NVY	)
Post-October capital losses	$1,509,839		$860,559		$485,839		$341,487		$8,950		$3,964

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

New Jersey Investment Quality (NQJ) New Jersey Premium Income (NNJ) Pennsylvania Investment Quality (NQP) Pennsylvania Premium Income 2 (NPY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

New Jersey Dividend Advantage (NXJ) New Jersey Dividend Advantage 2 (NUJ) Pennsylvania Dividend Advantage (NXM) Pennsylvania Dividend Advantage 2 (NVY)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

126	Nuveen Investments

New Jersey Municipal Value (NJV) Pennsylvania Municipal Value (NPN)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

For the first ten years of New Jersey Dividend Advantage’s (NXJ) and Pennsylvania Dividend Advantage’s (NXM) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*           From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage (NXJ) and Pennsylvania Dividend Advantage (NXM) for any portion of their fees and expenses beyond March 31, 2011.

Nuveen Investments	127

Notes to
Financial Statements (continued)

For the first ten years of New Jersey Dividend Advantage 2’s (NUJ) and Pennsylvania Dividend Advantage 2’s (NVY) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily managed assets for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
March 31,		March 31,
2002*	.30%	2008	.25%
2003	.30	2009	.20
2004	.30	2010	.15
2005	.30	2011	.10
2006	.30	2012	.05
2007	.30

*           From the commencement of operations.

The Adviser has not agreed to reimburse New Jersey Dividend Advantage 2 (NUJ) and Pennsylvania Dividend Advantage 2 (NVY) for any portion of their fees and expenses beyond March 31, 2012.

8. New Accounting Pronouncement

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

9. Subsequent Events

Regulatory Matters
Subsequent to the reporting period, Nuveen Securities, LLC (“Nuveen Securities”) entered into a settlement with the Financial Industry Regulatory Authority (“FINRA”) with respect to certain allegations regarding Nuveen-sponsored closed-end fund ARPS marketing brochures. As part of this settlement, Nuveen Securities neither admitted to nor denied FINRA’s allegations. Nuveen Securities is the broker-dealer subsidiary of Nuveen.

The settlement with FINRA concludes an investigation that followed the widespread failure of auctions for ARPS and other auction rate securities, which generally began in mid-February 2008. In the settlement, FINRA alleged that certain marketing materials provided by Nuveen Securities were false and misleading. Nuveen Securities agreed to a censure and the payment of a $3 million fine.

128	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2)			Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996		245

■	JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999		245

■	WILLIAM C. HUNTER			Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004		245

■	DAVID J. KUNDERT(2)			Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005		245

■	WILLIAM J. SCHNEIDER(2)			Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997		245

Nuveen Investments	129

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Birthdate	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

	Independent Board Members:
				Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
■	JUDITH M. STOCKDALE
	12/29/47
	333 W. Wacker Drive	Board Member	1997		245
	Chicago, IL 60606

■	CAROLE E. STONE(2)			Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).
	6/28/47
	333 W. Wacker Drive	Board Member	2007		245
	Chicago, IL 60606

■	VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
	8/16/44
	333 W. Wacker Drive	Board Member	2011		245
	Chicago, IL 60606

■	TERENCE J. TOTH(2)			Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
	9/29/59
	333 W. Wacker Drive	Board Member	2008		245
	Chicago, IL 60606

Interested Board Member:

■	JOHN P. AMBOIAN(3)			Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.
	6/14/61
	333 W. Wacker Drive	Board Member	2008		245
	Chicago, IL 60606

130	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN			Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		245

■	WILLIAM ADAMS IV			Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		133

■	CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		133

■	MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		245

■	LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		245

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

Nuveen Investments	131

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009		245

■	WALTER M. KELLY			Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		245

■	TINA M. LAZAR			Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		245

■	LARRY W. MARTIN			Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).
	7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997		245

■	KEVIN J. MCCARTHY			Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		245

132	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
	3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		245

(1)
For New Jersey Dividend Advantage (NXJ), New Jersey Dividend Advantage 2 (NUJ), New Jersey Municipal Value (NJV), Pennsylvania Investment Quality (NQP), Pennsylvania Premium Income 2 (NPY), Pennsylvania Dividend Advantage (NXM), Pennsylvania Dividend Advantage 2 (NVY), and Pennsylvania Municipal Value (NPN), The Board of Trustees are divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two Board Members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For New Jersey Investment Quality (NQJ) and New Jersey Premium Income (NNJ), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	133

Annual Investment Management
Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the

134	Nuveen Investments

Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal

Nuveen Investments	135

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist during part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group. In this regard, the Independent Board Members considered that the Performance Peer Groups of certain funds (including the Nuveen New Jersey Municipal Value Fund (the “New Jersey Value Fund”) and the Nuveen Pennsylvania Municipal Value Fund (the “Pennsylvania Value Fund”)) were classified as having significant differences from such funds based on considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers).

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. The Independent Board Members noted that the Nuveen Pennsylvania Dividend Advantage Municipal Fund and the Nuveen New Jersey Dividend Advantage Municipal Fund 2 generally demonstrated favorable performance in comparison to peers, performing in the top two quartiles in the one-, three- and five-year periods ending March 31, 2010. The performance of the

136	Nuveen Investments

Nuveen Pennsylvania Premium Income Municipal Fund 2 (the “Pennsylvania Premium Fund 2”) and the Nuveen New Jersey Dividend Advantage Municipal Fund was over time satisfactory compared to peers, falling within the second or third quartile over various periods. While the Nuveen New Jersey Investment Quality Municipal Fund, Inc. (the “New Jersey Investment Quality Fund”), the Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 (the “Pennsylvania Dividend Advantage Fund 2”), the Nuveen Pennsylvania Investment Quality Municipal Fund (the “Pennsylvania Investment Quality Fund”) and the Nuveen New Jersey Premium Income Municipal Fund, Inc. (the “New Jersey Premium Fund”) lagged their peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three- and five-year periods. The Board Members further recognized that the New Jersey Value Fund and the Pennsylvania Value Fund are relatively new funds, each with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers, including, in particular, the New Jersey Value Fund and the Pennsylvania Value Fund.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In their review, the Independent Board Members noted that the New Jersey Value Fund and the Pennsylvania Value Fund had net management fees above the peer average; however, the available peer set was limited as noted above. The New Jersey Investment Quality Fund, the New Jersey Premium Fund, the Pennsylvania Investment Quality Fund and the Pennsylvania Premium Fund 2 had net advisory

Nuveen Investments	137

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

fees above the peer average, but the expense ratios were below, at or near the peer expense ratio average. Each other Fund had management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of

138	Nuveen Investments

assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.
Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the

Nuveen Investments	139

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

140	Nuveen Investments

Board Approval of Sub-Advisory
Arrangements (Unaudited)

Since the May Meeting, Nuveen has engaged in an internal restructuring (the “Restructuring”) pursuant to which the portfolio management services provided by the Adviser to the Funds were transferred to Nuveen Asset Management, LLC (“NAM LLC”), a newly-organized wholly-owned subsidiary of the Adviser and the Adviser changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The Adviser, under its new name NFA, continues to serve as investment adviser to the Funds and, in that capacity, will continue to provide various oversight, administrative, compliance and other services. To effectuate the foregoing, NFA entered into sub-advisory agreements with NAM LLC on behalf of the Funds (each, a “Sub-Advisory Agreement”). Under each Sub-Advisory Agreement, NAM LLC, subject to the oversight of NFA and the Board, will furnish an investment program, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the respective Fund’s investment portfolio allocated to it by NFA. There have been no changes to the advisory fees paid by the Funds; rather, NFA will pay a portion of the investment advisory fee it receives to NAM LLC for its sub-advisory services. The Independent Board Members reviewed the allocation of fees between NFA and NAM LLC. NFA and NAM LLC do not anticipate any reduction in the nature or level of services provided to the Funds following the Restructuring. The personnel of NFA who engaged in portfolio management activities prior to the spinoff of NAM LLC are not expected to materially change as a result of the spinoff. In light of the foregoing, at a meeting held on November 16-18, 2010, the Board Members, including a majority of the Independent Board Members, approved the Sub-Advisory Agreements on behalf of the Funds. Given that the Restructuring was not expected to reduce the level or nature of services provided and the advisory fees paid by the Funds were the same, the factors considered and determinations made at the May Meeting in approving the Advisory Agreements were equally applicable to the approval of the Sub-Advisory Agreements.

Nuveen Investments	141

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

142	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	143

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Using borrowed money to invest in securities or other assets.

144	Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Structural leverage is sometimes referred to as “40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	145

Notes

146	Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

		Auction Rate
	Common Shares	Preferred Shares
Fund	Repurchased	Redeemed
NQJ	—	5,738
NNJ	—	3,515
NXJ	—	1,757
NUJ	—	1,249
NJV	—	N/A
NQP	—	4,470
NPY	—	3,971
NXM	—	900
NVY	—	920
NPN	—	N/A

N/A – Fund does not issue auction rate preferred shares.

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	147

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.
Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready - no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail! www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-A-0411D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Pennsylvania Premium Income Municipal Fund 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
April 30, 2011	$18,200	$1,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2010	$17,824	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
April 30, 2011	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
April 30, 2011	$850	$0	$0	$850
April 30, 2010	$850	$0	$0	$850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser. NFA is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“NAM” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Paul Brennan	Nuveen Pennsylvania Premium Income Municipal Fund 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Paul Brennan	Registered Investment Company	23	$15.37 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$126.45 million
*	Assets are as of April 30, 2011. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager‘s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio manager is eligible for an annual cash bonus determined based upon the  portfolio manager‘s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of the portfolio manager‘s annual cash bonus is based on his or her Fund‘s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager‘s tenure is shorter. Investment performance for the Fund is determined by evaluating the Fund‘s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager‘s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in each Fund‘s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor‘s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2011, the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager‘s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager‘s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to NAM‘s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with NAM‘s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund‘s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received profits interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, in July 2009, Nuveen Investments created and funded a trust which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain key employees, including certain portfolio managers. Finally, certain key employees of  NAM, including certain portfolio managers, have received profits interests in NAM which entitle their holders to participate in the firm‘s growth over time.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2011, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by NAM’s municipal investment team
Paul Brennan	Nuveen Pennsylvania Premium Income Municipal Fund 2	$0	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.  Mr. Brennan, Senior Vice President of NAM, currently manages investments for 24 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Premium Income Municipal Fund 2

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 8, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: July 8, 2011